PHOENIX INVESTMENT PARTNERS
   |
   |                      ANNUAL REPORT
   |
   |                                  OCTOBER 31, 2000
   |
   |    -----------
   |--- DUFF&PHELPS                 > Phoenix-Duff & Phelps
   |    -----------                   Core Bond Fund
   |
   |
   |
   |--- ENGEMANN                    > Phoenix-Engemann
   |                                  Aggressive Growth
   |                                  Fund
   |
   |                                > Phoenix-Engemann
   |                                  Capital Growth Fund
   |
   |--- |GOODWIN|                   > Phoenix-Goodwin
   |                                  High Yield Fund
   |
   |                                > Phoenix-Goodwin
   |                                  Money Market Fund
   |
   |
   |--- OAKHURST                    > Phoenix-Oakhurst
                                      Balanced Fund


  [LOGO] PHOENIX
         INVESTMENT PARTNERS

TABLE OF CONTENTS

The Phoenix-Duff & Phelps Core Bond Fund..................................     2
The Phoenix-Engemann Aggressive Growth Fund...............................    10
The Phoenix-Engemann Capital Growth Fund..................................    18
The Phoenix-Goodwin High Yield Fund.......................................    27
The Phoenix-Goodwin Money Market Fund.....................................    39
The Phoenix-Oakhurst Balanced Fund........................................    47
Notes to Financial Statements.............................................    61

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the 12 months ended
October 31, 2000. On the following pages, your Funds' portfolio managers review market events over the past year and discuss their investment strategy. We hope you find their comments informative. If you have any questions, please call your financial advisor or contact us at 1-800-243-1574 or www.phoenixinvestments.com.

  "PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS." Every investor is familiar with this reminder that no one can predict accurately what your future investment return will be based on past performance results. As we've seen this year, financial markets can be quite changeable, revolving around investor perceptions as much as hard facts. Because of the market's ever-changing nature, many high-performing mutual funds may not repeat their gains from one year to the next.

  Establishing a long-term investment plan with the help of a trusted advisor is a crucial step in achieving your personal financial goals. Another critical ingredient to investor success is developing realistic expectations about your investments and about market performance.

  Our role is to help you build and preserve your capital over time. Your role is to adopt an investing discipline and maintain a long-term market perspective. Rely on your financial advisor to provide the insight and wisdom to keep you on track.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

OCTOBER 31, 2000

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-DUFF & PHELPS CORE BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking a total return in excess of the bond market as defined by the Lehman Brothers Aggregate Bond Index(1). The Fund strives to maintain an overall high credit quality rating of at least AA-.

Q: HOW WOULD YOU DESCRIBE YOUR FIXED-INCOME PHILOSOPHY?

A: Duff & Phelps Investment Management Company believes that diversified and controlled exposures to a variety of risks associated with the fixed-income markets provide the best opportunity to achieve above-market returns over the long term. Duff & Phelps employs intensive fundamental research to determine the appropriate mix of active sector rotation, opportunistic investing in specific issues, and exposure to changes in interest rates. The sector allocation decision is derived from assessing the relative value of industries, credit trends, and supply and demand. Duff & Phelps also relies on opportunistic issue selection to enhance sector decisions. A bottom-up strategy is employed that uses rigid credit quality analysis and an assessment of relative default risk. Finally, our fixed-income team uses interest rate forecasting to determine the appropriate level of price risk that the Fund should incur. This forecast is based on analysis of domestic and international economic activity.

Q: WHAT WAS THE FUND'S RETURN FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000?

A: Class A shares returned 4.98%, Class B shares were up 4.21% and Class C shares earned 4.30% compared with a return of 7.30% for the Lehman Brothers Aggregate Bond Index. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT EVENTS DOMINATED THE FIXED-INCOME MARKET OVER THE LAST YEAR?

A: The past year was marked by two significant events. First, the Federal Reserve continued to tighten monetary policy in the face of strengthening labor markets. Second, the Treasury department announced that it would start buying back long U.S. Treasury debt because of a ballooning budget surplus. Both events caused disruptions in the fixed-income markets over the past year. The Fed raised rates 1.25%. Long rates rose from 6.17% to 6.75%, before declining some 100 basis points because of the buyback announcement and modestly slower economic news. In January, the Treasury's announcement caused long rates to decline precipitously. Spread product, or non-Treasury debt, failed to follow risk-free rates lower. Therefore, spread products underperformed significantly.

Q: WHAT FACTORS CONTRIBUTED TO PERFORMANCE?

A: The Fund's underperformance was caused by two factors. In the first quarter of 2000, the Fund had a modest overweighting in spread product

(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX MEASURES BROAD BOND MARKET TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

(non-Treasury issues), which underperformed due to the buy-back announcement. Also, during the first quarter, the portfolio restructuring effort, which is now complete, affected performance. The Fund's performance did benefit from a number of strategies during the year. First, we were underweighted in corporate bonds in favor of high quality structured product, such as commercial mortgaged backs and asset backs, which are both rated AAA. Corporate debt securities came under pressure due to the tightening in monetary policy and the increase in leverage taken on by "corporate America." Second, the mortgage-backed security sector added positive performance to the Fund. While the Fund underperformed the Lehman Brothers Aggregate Bond Index for the reporting period, its ranking within the peer group has been steadily improving over the past year primarily due to the emphasis placed on higher quality issues.

Q: WHAT IS YOUR CURRENT INVESTMENT OUTLOOK?

A: Over the next year, we expect economic growth to slow to 3% to 3.5%. Tighter lending standards, lower stock market returns and higher oil prices should hamper the ability of consumers to spend at the same levels we have seen over the past few years. In turn, slowing consumption will cause corporate profit margins to come under some pressure. This pressure should slow business capital spending modestly. With the economy slowing, we expect the Federal Reserve to move to a neutral stance early in 2001.

    Spread product should benefit from the lack of Fed intervention and historically cheap valuations. Also, we remain concerned with corporate credit quality. With profit margins tightening and balance sheets leveraged, we believe higher quality companies should be emphasized. The Phoenix-Duff & Phelps Core Bond Fund is modestly overweighted in spread product to take advantage of what we view as attractive yield levels, and we will continue to place an emphasis on higher quality securities due to economic uncertainty.

                                                               NOVEMBER 27, 2000

SPREAD SECTORS ARE DEFINED AS NON-TREASURY BOND SECTORS. THEIR YIELDS ARE TYPICALLY ABOVE THE YIELD OF A TREASURY SECURITY.
IN AUGUST 1999, SHAREHOLDERS OF THE FORMER PHOENIX-GOODWIN U.S. GOVERNMENT SECURITIES FUND APPROVED THE PHOENIX INVESTMENT PARTNERS BOARD OF TRUSTEES'
 RECOMMENDATION THAT THE INVESTMENT OBJECTIVE OF THE FUND BE CHANGED TO CAPITAL APPRECIATION AS WELL AS CURRENT INCOME THROUGH INVESTMENTS IN INVESTMENT-GRADE SECURITIES, PRIMARILY CORPORATE BONDS AND THAT THE FUND BE RENAMED PHOENIX-DUFF & PHELPS CORE BOND FUND.

Phoenix-Duff & Phelps Core Bond Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/00

                                                            INCEPTION    INCEPTION
                                1 YEAR  5 YEARS  10 YEARS  TO 10/31/00     DATE
                                ------  -------  --------  -----------  -----------
Class A Shares at NAV(2)         4.98%    4.55%     6.64%          --           --
Class A Shares at POP(3)        (0.01)    3.54      6.12           --           --
Class B Shares at NAV(2)         4.21     3.78        --         4.22%     2/24/94
Class B Shares with CDSC(4)      0.28     3.78        --         4.22      2/24/94
Class C Shares at NAV(2)         4.30       --        --         4.58     10/12/99
Class C Shares with CDSC(4)      4.30       --        --         4.58     10/12/99
Lehman Brothers Aggregate Bond
  Index(7)                       7.30     6.33      7.98       Note 5       Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5)  Index performance is 6.53% for Class B (since 2/28/94) and 7.05% for
     Class C (since 9/30/99), respectively.
(6) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.
(7) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 10/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-DUFF &
        PHELPS CORE
         BOND FUND     LEHMAN BROTHERS AGGREGATE
         CLASS A(6)          BOND INDEX(7)
10/90         $ 9,525                   $ 10,000
10/91        $ 10,881                   $ 11,581
10/92        $ 11,941                   $ 12,720
10/93        $ 13,157                   $ 14,230
10/94        $ 12,633                   $ 13,708
10/95        $ 14,505                   $ 15,853
10/96        $ 15,093                   $ 16,780
10/97        $ 16,278                   $ 18,272
10/98        $ 17,606                   $ 19,978
10/99        $ 17,259                   $ 20,084
10/00        $ 18,119                   $ 21,550

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/90 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       10/31/00
As a percentage of bond holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Agency Mortgage-Backed      54%
Asset-Backed                13%
U.S. Government             12%
Corporate                   10%
Non-Agency Mortgage-Backed   9%
Municipal                    2%

Phoenix-Duff & Phelps Core Bond Fund

 TEN LARGEST HOLDINGS AT OCTOBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  U.S. Government Securities                                    11.0%
        U.S. TREASURY BONDS
    2.  Home Ownership Funding 2                                       8.1%
        PREFERRED STOCK
    3.  Fannie Mae 7%, 4/1/30                                          7.1%
        AGENCY MORTGAGE-BACKED SECURITY
    4.  Fannie Mae 7.50%, 11/1/29                                      6.4%
        AGENCY MORTGAGE-BACKED SECURITY
    5.  Fannie Mae 6.50%, 7/1/29                                       6.3%
        AGENCY MORTGAGE-BACKED SECURITY
    6.  Fannie Mae 7.50%, 11/1/29                                      4.8%
        AGENCY MORTGAGE-BACKED SECURITY
    7.  Fannie Mae 8%, 8/1/30                                          4.5%
        AGENCY MORTGAGE-BACKED SECURITY
    8.  Fannie Mae 6%, 10/1/14                                         3.9%
        AGENCY MORTGAGE-BACKED SECURITY
    9.  Green Tree Financial Corp.                                     3.9%
        ASSET-BACKED SECURITY
   10.  Fannie Mae 7.50%, 9/1/30                                       3.6%
        AGENCY MORTGAGE-BACKED SECURITY

                        INVESTMENTS AT OCTOBER 31, 2000

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------
U.S. GOVERNMENT SECURITIES--11.0%

U.S. TREASURY BONDS--11.0%
U.S. Treasury Bonds 8.50%, 2/15/20......      AAA       $ 4,200   $  5,381,477
U.S. Treasury Bonds 8.75%, 8/15/20......      AAA         6,550      8,606,182
------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $13,531,582)                                       13,987,659
------------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--49.2%

Fannie Mae 10%, 5/25/04.................      AAA           762        780,050
Fannie Mae 6.50%, 7/1/14................      AAA         3,787      3,710,844
Fannie Mae 6%, 10/1/14..................      AAA         5,202      5,008,891
Fannie Mae 6.75%, 5/25/19...............      AAA         1,000        987,750
Fannie Mae 6.75%, 6/25/21...............      AAA         1,000        988,430
Fannie Mae 6%, 5/1/29...................      AAA         2,820      2,644,604
Fannie Mae 6.50%, 7/1/29................      AAA         8,389      8,063,755
Fannie Mae 7.50%, 11/1/29...............      AAA         6,145      6,135,358
Fannie Mae 7.50%, 11/1/29...............      AAA         8,220      8,207,042
Fannie Mae 7%, 3/1/30...................      AAA         1,584      1,552,860
Fannie Mae 7%, 4/1/30...................      AAA         9,247      9,064,539
Fannie Mae 6.50%, 4/1/30................      AAA         2,931      2,817,900
Fannie Mae 6.50%, 5/1/30................      AAA           195        187,911
Fannie Mae 8%, 8/1/30...................      AAA         5,645      5,714,042
Fannie Mae 7.50%, 9/1/30................      AAA         4,550      4,542,745
GNMA 8.50%, '01-'22.....................      AAA           124        127,325
GNMA 8%, 9/15/05........................      AAA            68         68,602
GNMA 8%, 9/15/06........................      AAA             9          8,963
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------
GNMA 6.50%, 9/15/28.....................      AAA       $ 2,299   $  2,220,127
------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $62,117,779)                                       62,831,738
------------------------------------------------------------------------------

MUNICIPAL BONDS--1.5%

ILLINOIS--0.8%
Chicago Public Building Commission
Special Obligation Taxable 6.65%,
11/1/01(c)..............................      AAA         1,000      1,000,250

MASSACHUSETTS--0.7%
Massachusetts Port Authority Revenue
Taxable Series C 6.35%, 7/1/06..........      AA-         1,000        969,690
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $2,005,032)                                         1,969,940
------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--12.4%
Citibank Credit Card Master Trust I
98-6, Class A 5.85%, 4/10/03............      AAA         3,500      3,483,526

Green Tree Financial Corporation 1998-3,
A5 6.22%, 3/1/30........................      AAA         5,000      4,917,150

PECO Energy Transition Trust 99-A, A6
6.05%, 3/1/09...........................      AAA         4,000      3,826,640

                       See Notes to Financial Statements                       5

Phoenix-Duff & Phelps Core Bond Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------
Premier Auto Trust 99-1, A4 5.82%,
10/8/03.................................      AAA       $ 3,590   $  3,542,253
------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $15,599,214)                                       15,769,569
------------------------------------------------------------------------------

CORPORATE BONDS--8.9%

AUTOMOBILES--1.0%
General Motors Corp. 6.75%, 5/1/28......       A          1,400      1,216,600
BANKS (MONEY CENTER)--2.2%
Citicorp Capital I 7.933%, 2/15/27......       A          3,000      2,802,147

CHEMICALS--1.0%
Du Pont (E.I.) de Nemours & Co. 6.5%
1/15/28.................................      AA-         1,400      1,222,355
COMMUNICATIONS EQUIPMENT--2.0%
Lucent Technologies, Inc. 5.50%
11/15/08................................       A          3,000      2,536,272
COMPUTERS (HARDWARE)--1.0%
International Business Machines Corp.
6.5%, 1/15/28...........................       A+         1,500      1,322,184

INVESTMENT BANKING/BROKERAGE--1.7%
Merrill Lynch & Co. 6.50%, 7/15/18......      AA-         2,500      2,205,300
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $11,632,615)                                       11,304,858
------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--7.8%

First Union Lehman Brothers Commercial
Mortgage 97-C1, A3 7.38%, 4/18/07.......     Aaa(d)       2,500      2,543,213
J.P. Morgan Commercial Mortgage Finance
Corp. 97-C5, A2 7.069%, 9/15/29.........      AAA         3,000      3,005,687

Merrill Lynch Mortgage Investors, Inc.
96-C2, A3 6.96%, 11/21/28...............      AAA         3,000      2,988,390
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------

Morgan Stanley Capital I, 98-WF1, A2
6.55%, 12/15/07.........................      AAA       $ 1,500   $  1,463,086
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $9,906,105)                                        10,000,376
------------------------------------------------------------------------------

                                                         SHARES
                                                        --------
PREFERRED STOCKS--8.1%

AGENCY NON MORTGAGE-BACKED SECURITIES--8.1%
Home Ownership Funding 2, Step-down Pfd.
144A 13.338%(b)(e)......................                 13,522     10,284,833
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $10,772,993)                                       10,284,833
------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.9%
(IDENTIFIED COST $125,565,320)                                     126,148,973
------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--0.4%

MONEY MARKET MUTUAL FUNDS--0.4%
State Street Global Advisors Seven Seas
Money Market Fund (6.28% seven day
effective yield)........................                544,970        544,970
------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $544,970)                                             544,970
------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.3%
(IDENTIFIED COST $126,110,290)                                     126,693,943(a)
Cash and receivables, less liabilities--0.7%                           899,985
                                                                  ------------
NET ASSETS--100.0%                                                $127,593,928
                                                                  ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,542,665 and gross depreciation of $3,717,611 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $128,868,889.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities amounted to a value of $10,284,833 or 8.1% of net assets.
(c)  This bond is fully defeased by U.S. Government Treasury Obligations.
(d)  As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; rate shown reflects the current dividend rate.

6                      See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $126,110,290)                              $126,693,943
Short-term investments held as collateral for loaned
  securities                                                       551,050
Receivables
  Investment securities sold                                     2,541,412
  Interest                                                       1,001,402
  Fund shares sold                                                 539,870
Prepaid expenses                                                     1,354
                                                              ------------
    Total assets                                               131,329,031
                                                              ------------
LIABILITIES
Payables
  Collateral on securities loaned                                  551,050
  Investment securities purchased                                2,495,465
  Fund shares repurchased                                          458,422
  Transfer agent fee                                                60,227
  Investment advisory fee                                           49,185
  Distribution fee                                                  32,738
  Financial agent fee                                               11,420
  Trustees' fee                                                      7,927
Accrued expenses                                                    68,669
                                                              ------------
    Total liabilities                                            3,735,103
                                                              ------------
NET ASSETS                                                    $127,593,928
                                                              ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $149,975,263
Accumulated net realized loss                                  (22,964,988)
Net unrealized appreciation                                        583,653
                                                              ------------
NET ASSETS                                                    $127,593,928
                                                              ============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $119,734,411)             13,508,308
Net asset value per share                                            $8.86
Offering price per share $8.86/(1-4.75%)                             $9.30
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,633,214)                  864,957
Net asset value and offering price per share                         $8.82
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $226,303)                     25,614
Net asset value and offering price per share                         $8.84

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Interest                                                      $ 9,012,264
Dividends                                                         993,326
Security lending                                                   12,694
                                                              -----------
    Total investment income                                    10,018,284
                                                              -----------
EXPENSES
Investment advisory fee                                           628,281
Distribution fee, Class A                                         326,304
Distribution fee, Class B                                          88,937
Distribution fee, Class C                                           2,025
Financial agent fee                                               152,175
Transfer agent                                                    332,828
Printing                                                           56,025
Professional                                                       33,688
Registration                                                       25,107
Trustees                                                           24,500
Custodian                                                          17,572
Miscellaneous                                                      11,472
                                                              -----------
    Total expenses                                              1,698,914
                                                              -----------
NET INVESTMENT INCOME                                           8,319,370
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                (7,503,206)
Net change in unrealized appreciation (depreciation) on
  investments                                                   5,596,263
                                                              -----------
NET LOSS ON INVESTMENTS                                        (1,906,943)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 6,412,427
                                                              ===========

                       See Notes to Financial Statements                       7

Phoenix-Duff & Phelps Core Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            10/31/00      10/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  8,319,370  $  9,851,758
  Net realized gain (loss)                  (7,503,206)   (6,568,044)
  Net change in unrealized appreciation
    (depreciation)                           5,596,263    (7,313,523)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                6,412,427    (4,029,809)
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A            (8,117,497)   (9,689,868)
  Net investment income, Class B              (469,140)     (665,018)
  Net investment income, Class C               (11,835)         (279)
  In excess of net investment income,
    Class A                                   (808,881)     (761,865)
  In excess of net investment income,
    Class B                                    (46,748)      (52,287)
  In excess of net investment income,
    Class C                                     (1,179)          (22)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (9,455,280)  (11,169,339)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (9,588,199 and 5,788,523 shares,
    respectively)                           84,581,634    54,202,911
  Net asset value of shares issued from
    reinvestment of distributions
    (575,152 and 655,169 shares,
    respectively)                            5,065,820     6,141,277
  Cost of shares repurchased (12,687,945
    and 8,786,721 shares, respectively)   (112,003,058)  (81,913,552)
                                          ------------  ------------
Total                                      (22,355,604)  (21,569,364)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (317,817
    and 657,595 shares, respectively)        2,794,067     6,129,389
  Net asset value of shares issued from
    reinvestment of distributions
    (34,346 and 38,674 shares,
    respectively)                              300,778       358,715
  Cost of shares repurchased (795,578
    and 709,025 shares, respectively)       (6,993,251)   (6,589,226)
                                          ------------  ------------
Total                                       (3,898,406)     (101,122)
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (57,432
    and 11,157 shares, respectively)           509,927       100,080
  Net asset value of shares issued from
    reinvestment of distributions
    (1,317 and 34 shares, respectively)         11,545           301
  Cost of shares repurchased (44,326 and
    0 shares, respectively)                   (391,701)           --
                                          ------------  ------------
Total                                          129,771       100,381
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (26,124,239)  (21,570,105)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (29,167,092)  (36,769,253)
NET ASSETS
  Beginning of period                      156,761,020   193,530,273
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $279,102, RESPECTIVELY]        $127,593,928  $156,761,020
                                          ============  ============

8                      See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS A
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $    9.04     $    9.83     $    9.66     $    9.47     $    9.60
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.59          0.59          0.59          0.55          0.52
  Net realized and unrealized gain (loss)             (0.16)        (0.78)         0.18          0.17         (0.15)
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                 0.43         (0.19)         0.77          0.72          0.37
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.55)        (0.56)        (0.57)        (0.53)        (0.50)
  In excess of net investment income                  (0.06)        (0.04)        (0.03)           --            --
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (0.61)        (0.60)        (0.60)        (0.53)        (0.50)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (0.18)        (0.79)         0.17          0.19         (0.13)
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    8.86     $    9.04     $    9.83     $    9.66     $    9.47
                                                  =========     =========     =========     =========     =========
Total return(1)                                        4.98%        (1.97)%        8.16%         7.85%         4.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $119,734      $144,923      $180,628      $182,250      $208,552

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.17%         1.04%         1.00%         0.98%         1.03%
  Net investment income                                6.01%         5.62%         5.46%         5.63%         5.55%
Portfolio turnover rate                                 146%          112%          290%          377%          379%

                                                                         CLASS B                                   CLASS C
                                                ---------------------------------------------------------   ---------------------
                                                                                                                          FROM
                                                                                                                        INCEPTION
                                                                  YEAR ENDED OCTOBER 31                       YEAR      10/12/99
                                                ---------------------------------------------------------     ENDED        TO
                                                     2000        1999        1998        1997        1996   10/31/00    10/31/99
Net asset value, beginning of period            $    8.97   $    9.77   $    9.60   $    9.45   $    9.58    $ 8.99      $ 8.96
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       0.50        0.51        0.52        0.47        0.44      0.48        0.03
  Net realized and unrealized gain (loss)           (0.14)      (0.78)       0.18        0.17       (0.14)    (0.11)       0.03
                                                ---------   ---------   ---------   ---------   ---------    ------      ------
      TOTAL FROM INVESTMENT OPERATIONS               0.36       (0.27)       0.70        0.64        0.30      0.37        0.06
                                                ---------   ---------   ---------   ---------   ---------    ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income              (0.46)      (0.49)      (0.51)      (0.49)      (0.43)    (0.47)      (0.03)
  In excess of net investment income                (0.05)      (0.04)      (0.02)         --          --     (0.05)         --
                                                ---------   ---------   ---------   ---------   ---------    ------      ------
      TOTAL DISTRIBUTIONS                           (0.51)      (0.53)      (0.53)      (0.49)      (0.43)    (0.52)      (0.03)
                                                ---------   ---------   ---------   ---------   ---------    ------      ------
Change in net asset value                           (0.15)      (0.80)       0.17        0.15       (0.13)    (0.15)       0.03
                                                ---------   ---------   ---------   ---------   ---------    ------      ------
NET ASSET VALUE, END OF PERIOD                  $    8.82   $    8.97   $    9.77   $    9.60   $    9.45    $ 8.84      $ 8.99
                                                =========   =========   =========   =========   =========    ======      ======
Total return(1)                                      4.21%      (2.77)%      7.48%       6.94%       3.39%     4.30%       0.53%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $7,633     $11,737     $12,902      $5,321      $4,875      $226        $101

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.91%       1.79%       1.75%       1.71%       1.78%     1.91%       1.37%(2)
  Net investment income                              5.25%       4.89%       4.74%       4.91%       4.79%     5.31%       4.97%(2)
Portfolio turnover rate                               146%        112%        290%        377%        379%      146%        112%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.

                       See Notes to Financial Statements                       9

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, JIM CHEN, CFA, AND NED BRINES, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for aggressive long-term investors willing to assume above-average risk in return for above-average capital growth potential. The Fund may invest in smaller capitalization and private companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity, and increased competitive threat.

Q: HOW HAS THE FUND PERFORMED OVER THE LAST 12 MONTHS?

A: For the fiscal year ended October 31, 2000, Class A shares rose 42.90% and Class B shares were up 41.89% compared with a return of 16.16% for the Russell 2000 Growth Index, 31.53% for the S&P MidCap 400 Index and 6.05% for the S&P 500 Index.(1) Fund performance cited is as of the most recent reporting period and may be more or less than the figures shown. More recent mutual performance can be found at www.phoenixinvestments.com. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT'S BEEN THE PRIMARY REASON BEHIND YOUR EXCELLENT RESULTS?

A: Despite solid outperformance relative to the various market indices, the theme this year was volatility. The technology sector remains the primary driver of our performance and its representation in the portfolio increased throughout the year as we took advantage of market volatility and added to our favorite names. We decreased our exposure in the financial and retailing sectors given our concerns about the direction of interest rates and the potential impact on earnings growth. During the summer months we began to build positions in the energy and health-care sectors, which positively contributed to our performance. We particularly liked the accelerating earnings growth prospects of our energy holdings due to the favorable outlook on natural gas prices. While we maintained higher-than-normal cash balances, it was insufficient to insulate the portfolio from the extreme volatility in the Nasdaq(2).

    The top 10 contributors to our performance during the past 12 months were:
BEA Systems, Ciena Corporation, Juniper Networks, SDL, Inc., Applied Micro Circuits, Ariba, Inc., Brocade Communications, Veritas Software, Extreme Networks, and Dura Pharmaceuticals (acquired by Elan Corporation).

Q: WHAT IS YOUR OUTLOOK FOR THE TECHNOLOGY SECTOR GOING FORWARD?

A: We remain very bullish about the longer-term growth prospects for the technology sector; we believe we are in the early innings of the information revolution. However, we are cautious about the near term due to slowing growth. The macroeconomy is clearly slowing, and the deceleration will likely have some negative impact on many subsectors within technology. As a result, we have reduced our overall technology exposure and de-emphasized the more cyclical areas, such as semiconductors and semiconductor equipment. We remain very positive on subsectors like storage and Internet infrastructure hardware and software.

                                                               NOVEMBER 22, 2000

(1) THE RUSSELL 2000 GROWTH INDEX MEASURES SMALL-CAP GROWTH-ORIENTED STOCK TOTAL-RETURN PERFORMANCE. THE S&P MIDCAP 400 INDEX MEASURES MID-CAP STOCK TOTAL-RETURN PERFORMANCE. THE S&P 500 INDEX MEASURES LARGE-CAP STOCK TOTAL-RETURN PERFORMANCE.
(2) THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN
    PERFORMANCE.
THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Aggressive Growth

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/00

                                                            INCEPTION   INCEPTION
                                1 YEAR  5 YEARS  10 YEARS  TO 10/31/00    DATE
                                ------  -------  --------  -----------  ---------
Class A Shares at NAV(2)        42.90%   29.25%    23.68%         --          --
Class A Shares at POP(3)        34.68    27.73     22.95          --          --
Class B Shares at NAV(2)        41.89    28.29        --       28.09%    7/21/94
Class B Shares with CDSC(4)     37.89    28.29        --       28.09     7/21/94
Russell 2000 Growth Index(6)    16.16    11.65     15.95       13.60     7/21/94
S&P 500 Index(7)                 6.05    21.75     19.48       22.38     7/21/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.
(6) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The index's performance does not reflect sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 10/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-ENGEMANN
       AGGRESSIVE GROWTH   RUSSELL 2000      S&P
        FUND CLASS A(5)   GROWTH INDEX(6)    500
                                           INDEX(7)
10/90            $ 9,425         $ 10,000  $ 10,000
10/91           $ 13,194         $ 16,653  $ 13,351
10/92           $ 14,101         $ 16,593  $ 14,680
10/93           $ 16,132         $ 21,185  $ 16,867
10/94           $ 16,192         $ 20,991  $ 17,530
10/95           $ 21,882         $ 25,313  $ 22,161
10/96           $ 25,696         $ 28,686  $ 27,523
10/97           $ 30,749         $ 34,759  $ 36,421
10/98           $ 30,866         $ 29,247  $ 44,439
10/99           $ 55,231         $ 37,810  $ 55,899
10/00           $ 78,925         $ 43,922  $ 59,281

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       10/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology              70%
Health-Care              8%
Capital Goods            7%
Utilities                4%
Energy                   4%
Communication Services   2%
Financials               2%
Other                    3%

Phoenix-Engemann Aggressive Growth Fund

 TEN LARGEST EQUITY HOLDINGS AT OCTOBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)

    1.  BEA Systems, Inc.                                              8.4%
        DESIGNS COMPUTER SOFTWARE
    2.  VERITAS Software Corp.                                         4.1%
        DEVELOPS STORAGE MANAGEMENT SOFTWARE
    3.  Brocade Communications Systems, Inc.                           3.3%
        PROVIDER OF FIBER CHANNEL SWITCHING SOLUTIONS
    4.  JDS Uniphase Corp.                                             3.0%
        PROVIDER OF ADVANCED FIBER OPTIC COMPONENTS
    5.  SDL, Inc.                                                      2.9%
        MANUFACTURER OF SEMICONDUCTORS AND CIRCUITS
    6.  Xilinx, Inc.                                                   2.6%
        SUPPLIER OF SEMICONDUCTORS
    7.  Network Appliance, Inc.                                        2.6%
        MANUFACTURER OF NETWORK DATA STORAGE DEVICES
    8.  PMC-Sierra, Inc.                                               2.5%
        SUPPLIER OF INTEGRATED CIRCUITS
    9.  Jabil Circuit, Inc.                                            2.3%
        MANUFACTURER OF CIRCUIT BOARD ASSEMBLIES
   10.  Applied Micro Circuits Corp.                                   2.2%
        MANUFACTURER OF INTEGRATED CIRCUITS

                        INVESTMENTS AT OCTOBER 31, 2000

                                                SHARES       VALUE
                                              ----------  ------------
COMMON STOCKS--85.0%
BIOTECHNOLOGY--2.5%
COR Therapeutics, Inc.(b)...............        130,000   $  7,345,000
Ciphergen Biosystems, Inc.(b)...........         90,000      2,790,000
Idec Pharmaceuticals Corp.(b)...........         35,000      6,864,375
                                                          ------------
                                                            16,999,375
                                                          ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.9%
Univision Communications, Inc. Class
A(b)....................................        160,000      6,120,000
COMMUNICATIONS EQUIPMENT--9.7%
Avanex Corp.(b).........................         30,000      3,046,875
CIENA Corp.(b)..........................        140,000     14,717,500
Corvis Corp.(b).........................         60,000      3,937,500
Cosinus Investment Fund II LLC(b)(c)....             (e)     1,000,000
JDS Uniphase Corp.(b)...................        250,000     20,343,750
McData Corp. Class B(b).................         60,000      5,001,562
Oni Systems Corp.(b)....................         89,000      7,214,562
Sycamore Networks, Inc.(b)..............         40,000      2,530,000
Tellabs, Inc.(b)........................        100,000      4,993,750
Terayon Communication Systems,
Inc.(b).................................        130,000      2,908,750
Vina Technologies, Inc.(b)..............         80,000        710,000
                                                          ------------
                                                            66,404,249
                                                          ------------
COMPUTERS (HARDWARE)--8.2%
Brocade Communications Systems,
Inc.(b).................................        100,000     22,737,500
Cosine Communications, Inc.(b)..........         50,000      1,653,125
Extreme Networks, Inc.(b)...............        120,000      9,952,500
JNI Corp.(b)............................         80,000      7,125,000

                                                SHARES       VALUE
                                              ----------  ------------
COMPUTERS (HARDWARE)--CONTINUED
Juniper Networks, Inc.(b)...............         75,000   $ 14,625,000
                                                          ------------
                                                            56,093,125
                                                          ------------
COMPUTERS (NETWORKING)--2.6%
Network Appliance, Inc.(b)..............        150,000     17,850,000
COMPUTERS (SOFTWARE & SERVICES)--20.7%
Agile Software Corp.(b).................         60,000      4,522,500
Ariba, Inc.(b)..........................         80,000     10,110,000
Aspsecure.Com Corp.(b)(c)...............        250,000        812,500
BEA Systems, Inc.(b)....................        800,000     57,400,000
Exodus Communications, Inc.(b)..........        160,000      5,370,000
Inktomi Corp.(b)........................         30,000      1,903,125
Interwoven, Inc.(b).....................         50,000      5,037,500
LivePerson, Inc.(b).....................        400,000        925,000
PeopleSoft, Inc.(b).....................        200,000      8,728,125
Ulticom, Inc.(b)........................        125,000      5,968,750
VERITAS Software Corp.(b)...............        200,000     28,203,125
Vastera, Inc.(b)........................        120,000      2,130,000
VeriSign, Inc.(b).......................         20,000      2,640,000
i2 Technologies, Inc.(b)................         50,000      8,500,000
                                                          ------------
                                                           142,250,625
                                                          ------------
ELECTRIC COMPANIES--1.3%
Constellation Energy Group, Inc.(b).....        100,000      4,168,750
Southern Energy, Inc.(b)................        165,000      4,496,250
                                                          ------------
                                                             8,665,000
                                                          ------------
ELECTRICAL EQUIPMENT--2.2%
Active Power, Inc.(b)...................        100,000      3,812,500

12                     See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                                                SHARES       VALUE
                                              ----------  ------------
ELECTRICAL EQUIPMENT--CONTINUED
Sanmina Corp.(b)........................        100,000   $ 11,431,250
                                                          ------------
                                                            15,243,750
                                                          ------------
ELECTRONICS (INSTRUMENTATION)--2.5%
Aurora Biosciences Corp.(b).............         90,000      5,484,375
Bruker Daltonics, Inc.(b)...............        150,000      5,137,500
Illumina, Inc.(b).......................        100,000      3,250,000
Sequenom, Inc.(b).......................        100,000      3,237,500
                                                          ------------
                                                            17,109,375
                                                          ------------
ELECTRONICS (SEMICONDUCTORS)--14.2%
Analog Devices, Inc.(b).................        125,000      8,125,000
Applied Micro Circuits Corp.(b).........        200,000     15,275,000
Maxim Integrated Products, Inc.(b)......        125,000      8,289,062
Micrel, Inc.(b).........................        175,000      7,918,750
Oplink Communications, Inc.(b)..........        145,000      3,534,375
PMC-Sierra, Inc. (b)....................        100,000     16,950,000
SDL, Inc.(b)............................         76,000     19,703,000
Xilinx, Inc.(b).........................        250,000     18,109,375
                                                          ------------
                                                            97,904,562
                                                          ------------
EQUIPMENT (SEMICONDUCTORS)--1.0%
Broadcom Corp. Class A(b)...............         30,000      6,671,250
FOODS--0.3%
Charles River Laboratories
International, Inc.(b)..................         80,000      2,100,000
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.9%
Medicines Co. (The)(b)..................        200,000      6,025,000
HEALTH CARE (GENERIC AND OTHER)--2.4%
ALZA Corp.(b)...........................        150,000     12,140,625
Dura Pharmaceuticals, Inc.(b)...........        125,000      4,304,688
                                                          ------------
                                                            16,445,313
                                                          ------------
HEALTH CARE (LONG TERM CARE)--0.2%
Health Care & Retirement Corp.(b).......        100,000      1,668,750
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.2%
PE Corp.-PE Biosystems Group(b).........         70,000      8,190,000
HEALTH CARE (SPECIALIZED SERVICES)--0.5%
Arena Pharmaceuticals, Inc.(b)..........        100,000      3,493,750
INVESTMENT BANKING/BROKERAGE--1.5%
Lehman Brothers Holdings, Inc...........        160,000     10,320,000
MANUFACTURING (SPECIALIZED)--2.3%
Jabil Circuit, Inc.(b)..................        275,000     15,692,188
NATURAL GAS--2.6%
Coastal Corp. (The).....................        180,000     13,578,750

                                                SHARES       VALUE
                                              ----------  ------------
NATURAL GAS--CONTINUED
Dynegy, Inc. Class A....................        100,000   $  4,631,250
                                                          ------------
                                                            18,210,000
                                                          ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.7%
Nabors Industries, Inc.(b)..............        100,000      5,090,000
OIL & GAS (EXPLORATION & PRODUCTION)--2.9%
Anadarko Petroleum Corp.................        125,000      8,006,250
Apache Corp.............................        120,000      6,637,500
Burlington Resources, Inc...............        140,000      5,040,000
                                                          ------------
                                                            19,683,750
                                                          ------------
SERVICES (COMMERCIAL & CONSUMER)--1.3%
Corporate Executive Board Co.
(The)(b)................................        150,000      6,918,750
Universal Access, Inc.(b)...............        150,000      2,193,750
                                                          ------------
                                                             9,112,500
                                                          ------------
SERVICES (COMPUTER SYSTEMS)--0.5%
Sapient Corp.(b)........................        100,000      3,556,250
TELECOMMUNICATIONS (LONG DISTANCE)--1.2%
Allegiance Telecom, Inc.(b).............        107,000      3,363,813
McLeodUSA, Inc. Class A(b)..............        240,000      4,620,000
                                                          ------------
                                                             7,983,813
                                                          ------------
TELEPHONE--0.7%
Qwest Communications International,
Inc.(b).................................        105,000      5,105,625
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $310,481,814)                             583,988,250
----------------------------------------------------------------------
FOREIGN COMMON STOCKS--3.9%
COMMUNICATIONS EQUIPMENT--0.8%
Research in Motion Ltd.
(Canada)(b)(c)..........................         55,000      5,500,000
ELECTRICAL EQUIPMENT--1.5%
Flextronics International Ltd.
(Singapore)(b)..........................        236,000      8,968,000
Hydrogenics Corp. (Canada)(b)...........         93,940      1,133,151
                                                          ------------
                                                            10,101,151
                                                          ------------
ELECTRONICS (SEMICONDUCTORS)--1.2%
C-Mac Industries, Inc. (Canada)(b)......        150,000      8,325,000
TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
Global Crossing Ltd. (Bermuda)(b).......        125,000      2,953,125
----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $22,731,505)                               26,879,276
----------------------------------------------------------------------

                       See Notes to Financial Statements                      13

Phoenix-Engemann Aggressive Growth Fund

                                                SHARES       VALUE
                                              ----------  ------------
PREFERRED STOCKS--0.5%
COMMUNICATIONS EQUIPMENT--0.3%
Metro Optix, Inc. Series B Pfd.(b)(c)...        176,768   $  1,750,003
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
Micro Photonix Series C Pfd.(b)(c)......        237,518      1,499,998
----------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $3,250,003)                                 3,250,001
----------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S     PAR
                                   RATING     VALUE
                                (Unaudited)   (000)
                                ------------  ------
CONVERTIBLE BONDS--0.3%
COMMUNICATIONS EQUIPMENT--0.3%
Cyras Systems, Inc. 144A
4.50%, 8/15/05(d).............       NR       $1,250     1,375,000

Kestrel Solutions, Inc. 144A
5.50%, 7/15/05(d).............       NR       1,000        990,000
------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $2,250,000)                             2,365,000
------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--89.7%
(IDENTIFIED COST $338,713,322)                         616,482,527
------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--9.5%
COMMERCIAL PAPER--9.5%
Alcoa, Inc. 6.60%, 11/1/00....      A-1       1,090      1,090,000
Koch Industries, Inc. 6.62%,
11/1/00.......................      A-1+      5,275      5,275,000
Alcoa, Inc. 6.50%, 11/2/00....      A-1       1,450      1,449,738

Exxon Imperial U.S., Inc.
6.48%, 11/2/00................      A-1+      5,000      4,999,100
Ford Motor Credit Co. 6.49%,
11/3/00.......................      A-1       2,710      2,709,023
Wal-Mart Stores, Inc. 6.55%,
11/3/00.......................      A-1+      2,405      2,404,125

American Home Products Corp.
6.48%, 11/6/00................      A-1       5,205      5,200,316
                                  STANDARD
                                  & POOR'S     PAR
                                   RATING     VALUE
                                (Unaudited)   (000)      VALUE
                                ------------  ------  ------------
COMMERCIAL PAPER--CONTINUED

Pfizer, Inc. 6.50%, 11/8/00...      A-1       $3,145  $  3,141,025

Greenwich Funding Corp. 6.57%,
11/9/00.......................      A-1+      5,295      5,287,269

General Electric Capital Corp.
6.48%, 11/14/00...............      A-1+      1,045      1,042,555

National Rural Utilities
Cooperative Corp. 6.47%,
11/16/00......................      A-1       5,000      4,986,862

Lexington Parker Capital Co.
LLC 6.51%, 11/17/00...........      A-1       3,000      2,991,320

Gannett Co., Inc. 6.49%,
11/20/00......................      A-1       3,085      3,074,433
Colgate-Palmolive Co. 6.47%,
11/27/00......................      A-1       2,785      2,771,986

Goldman Sachs Group L.P.
6.53%, 11/27/00...............      A-1+      4,000      3,981,136

Colgate-Palmolive Co. 6.48%,
11/30/00......................      A-1       3,460      3,441,939
AT&T Corp. 6.57%, 12/12/00....      A-1+      1,740      1,726,980
AT&T Corp. 6.56%, 12/13/00....      A-1+      2,900      2,877,805
Alcoa, Inc. 6.46%, 12/14/00...      A-1       2,020      2,004,413
Kimberly-Clark Corp. 6.46%,
12/18/00......................      A-1+      2,000      1,983,132

Special Purpose Accounts
Receivable Cooperative Corp.
6.58%, 1/4/01.................      A-1         700        691,899

Ford Motor Credit Co. 6.52%,
1/8/01........................      A-1       2,000      1,975,407
------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $65,104,997)                           65,105,463
------------------------------------------------------------------

TOTAL INVESTMENTS--99.2%
(IDENTIFIED COST $403,818,319)                        681,587,990(a)
Cash and receivables, less liabilities--0.8%            5,726,586
                                                     ------------
NET ASSETS--100.0%                                   $687,314,576
                                                     ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $292,844,153 and gross depreciation of $15,074,482 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $403,818,319.
(b)  Non-income producing.
(c) Private placement. Security valued at fair value as determined in good faith by or under the direction of the Trustees. Security is illiquid.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities amounted to a value of $2,365,000 or 0.3% of net assets.
(e)  5% ownership interest in Limited Liability Company.

14                     See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $403,818,319)                              $  681,587,990
Short-term investments held as collateral for loaned
  securities                                                      29,049,710
Cash                                                                  18,633
Receivables
  Investment securities sold                                       7,606,085
  Fund shares sold                                                   832,382
Interest and dividends                                                25,935
Prepaid expenses                                                       1,956
                                                              --------------
    Total assets                                                 719,122,691
                                                              --------------
LIABILITIES
Payables
  Collateral on securities loaned                                 29,049,710
  Investment securities purchased                                  1,192,009
  Fund shares repurchased                                            699,727
  Investment advisory fee                                            424,701
  Distribution fee                                                   193,209
  Transfer agent fee                                                 109,756
  Financial agent fee                                                 32,200
  Trustees' fee                                                       10,208
Accrued expenses                                                      96,595
                                                              --------------
    Total liabilities                                             31,808,115
                                                              --------------
NET ASSETS                                                    $  687,314,576
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  364,487,448
Accumulated net realized gain                                     45,057,457
Net unrealized appreciation                                      277,769,671
                                                              --------------
NET ASSETS                                                    $  687,314,576
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $622,963,823)               19,471,524
Net asset value per share                                             $31.99
Offering price per share $31.99/(1-5.75%)                             $33.94
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $64,350,753)                 2,136,046
Net asset value and offering price per share                          $30.13

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Interest                                                      $    3,960,043
Dividends                                                            225,710
Security lending                                                     452,446
                                                              --------------
    Total investment income                                        4,638,199
                                                              --------------
EXPENSES
Investment advisory fee                                            4,634,035
Distribution fee, Class A                                          1,519,882
Distribution fee, Class B                                            540,524
Financial agent fee                                                  367,405
Transfer agent                                                       574,394
Printing                                                             100,928
Custodian                                                             57,462
Professional                                                          32,890
Registration                                                          30,835
Trustees                                                              24,500
Miscellaneous                                                         16,792
                                                              --------------
    Total expenses                                                 7,899,647
    Custodian fees paid indirectly                                   (20,707)
                                                              --------------
    Net expense                                                    7,878,940
                                                              --------------
NET INVESTMENT LOSS                                               (3,240,741)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   45,604,732
Net change in unrealized appreciation (depreciation) on
  investments                                                    128,911,291
                                                              --------------
NET GAIN ON INVESTMENTS                                          174,516,023
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  171,275,282
                                                              ==============

                       See Notes to Financial Statements                      15

Phoenix-Engemann Aggressive Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            10/31/00      10/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (3,240,741) $ (1,493,317)
  Net realized gain (loss)                  45,604,732    57,892,284
  Net change in unrealized appreciation
    (depreciation)                         128,911,291   124,594,176
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              171,275,282   180,993,143
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (46,796,438)           --
  Net realized gains, Class B               (3,625,625)           --
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (50,422,063)           --
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (9,993,900 and 7,232,280 shares,
    respectively)                          327,378,390   150,541,641
  Net asset value of shares issued from
    reinvestment of distributions
    (1,457,984 and 0 shares,
    respectively)                           43,929,051            --
  Cost of shares repurchased (7,398,322
    and 8,007,207 shares, respectively)   (240,837,014) (164,237,986)
                                          ------------  ------------
Total                                      130,470,427   (13,696,345)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares
    (1,337,382 and 640,281 shares,
    respectively)                           41,681,930    12,823,475
  Net asset value of shares issued from
    reinvestment of distributions
    (119,475 and 0 shares, respectively)     3,410,996            --
  Cost of shares repurchased (489,090
    and 546,304 shares, respectively)      (14,862,707)  (10,666,072)
                                          ------------  ------------
Total                                       30,230,219     2,157,403
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     160,700,646   (11,538,942)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    281,553,865   169,454,201
NET ASSETS
  Beginning of period                      405,760,711   236,306,510
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $687,314,576  $405,760,711
                                          ============  ============

16                     See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                Class A
                                                  --------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31
                                                  --------------------------------------------------------------------
                                                       2000          1999          1998          1997             1996
Net asset value, beginning of period              $   24.54     $   13.72     $   17.20     $   16.84        $   16.51
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        (0.14)(2)     (0.08)(2)     (0.03)        (0.08)(2)        (0.13)(2)
  Net realized and unrealized gain (loss)             10.50         10.90          0.04          2.95             2.64
                                                  ---------     ---------     ---------     ---------        ---------
      TOTAL FROM INVESTMENT OPERATIONS                10.36         10.82          0.01          2.87             2.51
                                                  ---------     ---------     ---------     ---------        ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --            --            --            --            (0.02)
  Dividends from net realized gains                   (2.91)           --         (3.46)        (2.51)           (2.16)
  In excess of net investment income                     --            --         (0.03)           --               --
                                                  ---------     ---------     ---------     ---------        ---------
      TOTAL DISTRIBUTIONS                             (2.91)           --         (3.49)        (2.51)           (2.18)
                                                  ---------     ---------     ---------     ---------        ---------
Change in net asset value                              7.45         10.82         (3.48)         0.36             0.33
                                                  ---------     ---------     ---------     ---------        ---------
NET ASSET VALUE, END OF PERIOD                    $   31.99     $   24.54     $   13.72     $   17.20        $   16.84
                                                  =========     =========     =========     =========        =========
Total return(1)                                       42.90%        78.94%         0.38%        19.67%           17.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $622,964      $378,427      $222,149      $246,002         $233,488

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.13%(4)      1.19%(3)      1.21%         1.20%            1.20%
  Net investment income                               (0.43)%       (0.41)%       (0.18)%       (0.53)%          (0.81)%
Portfolio turnover rate                                 158%          167%          176%          518%             401%

                                                                                Class B
                                                  --------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31
                                                  --------------------------------------------------------------------
                                                       2000          1999          1998          1997             1996
Net asset value, beginning of period              $   23.40     $   13.18     $   16.76     $   16.57        $   16.38
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        (0.38)(2)     (0.22)(2)     (0.12)        (0.20)(2)        (0.25)(2)
  Net realized and unrealized gain (loss)             10.02         10.44          0.03          2.90             2.60
                                                  ---------     ---------     ---------     ---------        ---------
      TOTAL FROM INVESTMENT OPERATIONS                 9.64         10.22         (0.09)         2.70             2.35
                                                  ---------     ---------     ---------     ---------        ---------
LESS DISTRIBUTIONS
  Dividends from net realized gains                   (2.91)           --         (3.46)        (2.51)           (2.16)
  In excess of net investment income                     --            --         (0.03)           --               --
                                                  ---------     ---------     ---------     ---------        ---------
      TOTAL DISTRIBUTIONS                             (2.91)           --         (3.49)        (2.51)           (2.16)
                                                  ---------     ---------     ---------     ---------        ---------
Change in net asset value                              6.73         10.22         (3.58)         0.19             0.19
                                                  ---------     ---------     ---------     ---------        ---------
NET ASSET VALUE, END OF PERIOD                    $   30.13     $   23.40     $   13.18     $   16.76        $   16.57
                                                  =========     =========     =========     =========        =========
Total return(1)                                       41.89%        77.54%        (0.28)%       18.70%           16.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $64,351       $27,334       $14,157       $13,611          $10,466

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.88%(4)      1.94%(3)      1.96%         1.96%            1.95%
  Net investment income                               (1.20)%       (1.16)%       (0.93)%       (1.28)%          (1.57)%
Portfolio turnover rate                                 158%          167%          176%          518%             401%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.18% and 1.93% for Class A and Class B, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      17

PHOENIX-ENGEMANN CAPITAL GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, JIM CHEN, CFA, AND NED BRINES, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is long-term capital appreciation. Roger Engemann & Associates' investment approach applies a classic growth discipline that focuses on quality companies with consistent earnings growth, financial strength, and a favorable long-term outlook.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED OCTOBER 31, 2000?

A: Class A shares returned 10.43% and Class B shares earned 9.61% compared with a return of 6.05% for the S&P 500 Index.(1) All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT WERE THE PRIMARY REASONS THE FUND OUTPERFORMED RELATIVE TO THE S&P 500 INDEX?

A: A large part of the outperformance was due to our increased investment in the technology sector. We raised our technology exposure to the 51% range and included several faster growing technology companies. Today, six of the largest 10 holdings in the fund are in the technology sector -- EMC, BEA Systems, Sun Microsystems, Cisco, Oracle, and VERITAS Software.

Q: WHAT OTHER CHANGES DID YOU MAKE TO THE PORTFOLIO THROUGHOUT THE YEAR?

A: Over the last 12 months, we reduced our exposure in the financial, consumer staples, and consumer cyclical sectors, while increasing investment in the energy and utilities sectors. Our move away from the financial and consumer area was principally due to our concerns about the prospect of higher interest rates and the impact on consumer spending. We raised our exposure to the energy sector due to accelerating earnings growth prospects of companies that are positioned to benefit from increasing natural gas prices.

Q: HOW HAVE YOU POSITIONED THE FUND FOR THE FUTURE?

A: We have positioned the overall portfolio to benefit from the technological revolution we see before us. Just as the growth of the railroads in the late nineteenth century caused a cataclysmic change in the way companies and consumers operated, the growth of the Internet, software, and semiconductor areas are causing a similar cataclysmic transformation. The result of this change shows up in the high growth rates in the technology companies we own. We will continue to be heavily invested in technology for the foreseeable future to take advantage of this growth.

                                                               NOVEMBER 22, 2000

(1) THE S&P 500 INDEX MEASURES LARGE-CAP STOCK TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Capital Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/00

                                                            INCEPTION   INCEPTION
                                1 YEAR  5 YEARS  10 YEARS  TO 10/31/00    DATE
                                ------  -------  --------  -----------  ---------
Class A Shares at NAV(2)        10.43%   18.49%    16.06%         --          --
Class A Shares at POP(3)         4.08    17.10     15.38          --          --
Class B Shares at NAV(2)         9.61    17.61        --       18.18%    7/15/94
Class B Shares with CDSC(4)      5.72    17.61        --       18.18     7/15/94
S&P 500 Index(6)                 6.05    21.75     19.48       22.24     7/15/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.
(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 10/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-ENGEMANN
        CAPITAL GROWTH     S&P
       FUND CLASS A(5)     500
                         INDEX(6)
10/90           $ 9,425  $ 10,000
10/91          $ 12,344  $ 13,351
10/92          $ 13,202  $ 14,680
10/93          $ 14,152  $ 16,867
10/94          $ 14,444  $ 17,530
10/95          $ 17,897  $ 22,161
10/96          $ 20,822  $ 27,523
10/97          $ 25,987  $ 36,421
10/98          $ 29,173  $ 44,439
10/99          $ 37,854  $ 55,899
10/00          $ 41,803  $ 59,281

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       10/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology        51%
Health-Care       11%
Capital Goods     10%
Financials         9%
Utilities          5%
Energy             4%
Consumer Staples   3%
Other              7%

Phoenix-Engemann Capital Growth Fund

 TEN LARGEST HOLDINGS AT OCTOBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  EMC Corp.                                                      4.9%
        MANUFACTURER OF COMPUTER STORAGE PRODUCTS
    2.  BEA Systems, Inc.                                              4.7%
        DESIGNS COMPUTER SOFTWARE
    3.  Pfizer, Inc.                                                   4.1%
        CONSUMER HEALTH CARE AND SPECIALTY CHEMICAL MANUFACTURER
    4.  Tyco International Ltd.                                        3.9%
        DIVERSIFIED MANUFACTURING AND SERVICE COMPANY
    5.  Sun Microsystems, Inc.                                         3.8%
        MARKETS NETWORKED WORKSTATIONS
    6.  Citigroup, Inc.                                                3.6%
        DIVERSIFIED FINANCIAL SERVICES COMPANY
    7.  Cisco Systems, Inc.                                            3.5%
        MANUFACTURES COMPUTER NETWORK PRODUCTS
    8.  Oracle Corp.                                                   3.0%
        MARKETS DATABASE MANAGEMENT SOFTWARE
    9.  VERITAS Software Corp.                                         2.9%
        DEVELOPS STORAGE MANAGEMENT SOFTWARE
   10.  General Electric Co.                                           2.8%
        DEVELOPS, MANUFACTURES AND MARKETS A VARIETY OF
        CONSUMER AND INDUSTRIAL PRODUCTS

                        INVESTMENTS AT OCTOBER 31, 2000

                                                SHARES        VALUE
                                              ----------  --------------
COMMON STOCKS--87.2%

BANKS (MAJOR REGIONAL)--0.8%
Wells Fargo & Co........................        500,000   $   23,156,250
BIOTECHNOLOGY--0.2%
Amgen, Inc.(b)..........................        100,000        5,793,750

BROADCASTING (TELEVISION, RADIO & CABLE)--0.6%
AT&T Corp.- Liberty Media Corp. Class
A(b)....................................      1,020,000       18,360,000
COMMUNICATIONS EQUIPMENT--3.0%
CIENA Corp.(b)..........................        250,000       26,281,250
Corvis Corp.(b).........................        200,000       13,125,000
JDS Uniphase Corp.(b)...................        275,000       22,378,125
Sycamore Networks, Inc.(b)..............         60,000        3,795,000
Tellabs, Inc.(b)........................        450,000       22,471,875
                                                          --------------
                                                              88,051,250
                                                          --------------

COMPUTERS (HARDWARE)--5.4%
Brocade Communications Systems,
Inc.(b).................................        200,000       45,475,000
Sun Microsystems, Inc.(b)...............      1,000,000      110,875,000
                                                          --------------
                                                             156,350,000
                                                          --------------

COMPUTERS (NETWORKING)--3.5%
Cisco Systems, Inc.(b)..................      1,900,000      102,362,500

COMPUTERS (PERIPHERALS)--4.9%
EMC Corp.(b)............................      1,600,000      142,500,000

                                                SHARES        VALUE
                                              ----------  --------------

COMPUTERS (SOFTWARE & SERVICES)--17.9%
America Online, Inc.(b).................        700,000   $   35,301,000
Ariba, Inc.(b)..........................        225,000       28,434,375
BEA Systems, Inc.(b)....................      1,900,000      136,325,000
Exodus Communications, Inc.(b)..........        220,000        7,383,750
i2 Technologies, Inc.(b)................        350,000       59,500,000
Oracle Corp.(b).........................      2,600,000       85,800,000
PeopleSoft, Inc.(b).....................        650,000       28,366,406
Siebel Systems, Inc. (b)................        500,000       52,468,750
VERITAS Software Corp.(b)...............        600,000       84,609,375
                                                          --------------
                                                             518,188,656
                                                          --------------

ELECTRIC COMPANIES--1.2%
Constellation Energy Group, Inc.(b).....        500,000       20,843,750
Southern Energy, Inc.(b)................        560,000       15,260,000
                                                          --------------
                                                              36,103,750
                                                          --------------

ELECTRICAL EQUIPMENT--3.8%
General Electric Co.....................      1,500,000       82,218,750
Sanmina Corp.(b)........................        250,000       28,578,125
                                                          --------------
                                                             110,796,875
                                                          --------------

ELECTRONICS (SEMICONDUCTORS)--11.3%
Analog Devices, Inc.(b).................        450,000       29,250,000
Applied Micro Circuits Corp.(b).........        620,000       47,352,500
Celestica, Inc.(b)......................        350,000       25,156,250
Maxim Integrated Products, Inc.(b)......        450,000       29,840,625
PMC-Sierra, Inc. (b)....................        310,000       52,545,000
SDL, Inc.(b)............................        140,000       36,295,000

20                     See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                                                SHARES        VALUE
                                              ----------  --------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Texas Instruments, Inc..................        850,000   $   41,703,125
Xilinx, Inc.(b).........................        900,000       65,193,750
                                                          --------------
                                                             327,336,250
                                                          --------------

ENTERTAINMENT--1.5%
Time Warner, Inc........................        320,000       24,291,200
Viacom, Inc. Class B(b).................        350,000       19,906,250
                                                          --------------
                                                              44,197,450
                                                          --------------

FINANCIAL (DIVERSIFIED)--6.1%
American Express Co.....................        750,000       45,000,000
Citigroup, Inc..........................      2,000,000      105,250,000
Freddie Mac.............................        200,000       12,000,000
Morgan Stanley Dean Witter & Co.........        170,000       13,653,125
                                                          --------------
                                                             175,903,125
                                                          --------------

HEALTH CARE (DIVERSIFIED)--1.4%
Bristol-Myers Squibb Co.................        350,000       21,328,125
Johnson & Johnson.......................        200,000       18,425,000
                                                          --------------
                                                              39,753,125
                                                          --------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--7.3%
Genentech, Inc.(b)......................        400,000       33,000,000
Merck & Co., Inc........................        500,000       44,968,750
Pfizer, Inc.............................      2,750,000      118,765,625
Pharmacia Corp..........................        250,000       13,750,000
                                                          --------------
                                                             210,484,375
                                                          --------------

HEALTH CARE (GENERIC AND OTHER)--0.6%
ALZA Corp.(b)...........................        200,000       16,187,500
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.3%
Medtronic, Inc..........................        700,000       38,018,750
INVESTMENT BANKING/BROKERAGE--1.3%
Goldman Sachs Group, Inc. (The).........         90,000        8,983,125
Merrill Lynch & Co., Inc................        400,000       28,000,000
                                                          --------------
                                                              36,983,125
                                                          --------------

MANUFACTURING (DIVERSIFIED)--0.5%
United Technologies Corp................        200,000       13,962,500
MANUFACTURING (SPECIALIZED)--0.6%
Jabil Circuit, Inc.(b)..................        300,000       17,118,750

                                                SHARES        VALUE
                                              ----------  --------------

NATURAL GAS--3.8%
Coastal Corp. (The).....................        900,000   $   67,893,750
Enron Corp..............................        500,000       41,031,250
                                                          --------------
                                                             108,925,000
                                                          --------------

OIL & GAS (DRILLING & EQUIPMENT)--1.5%
Halliburton Co..........................        400,000       14,825,000
Schlumberger Ltd........................        375,000       28,546,875
                                                          --------------
                                                              43,371,875
                                                          --------------

OIL & GAS (EXPLORATION & PRODUCTION)--2.7%
Anadarko Petroleum Corp.................        300,000       19,215,000
Burlington Resources, Inc...............        700,000       25,200,000
Unocal Corp.............................      1,000,000       34,125,000
                                                          --------------
                                                              78,540,000
                                                          --------------

RETAIL (BUILDING SUPPLIES)--0.8%
Home Depot, Inc. (The)..................        550,000       23,650,000

RETAIL (DEPARTMENT STORES)--0.4%
Kohl's Corp.(b).........................        200,000       10,837,500

RETAIL (DRUG STORES)--0.8%
Walgreen Co.............................        500,000       22,812,500

RETAIL (GENERAL MERCHANDISE)--1.3%
Wal-Mart Stores, Inc....................        840,000       38,115,000

TELECOMMUNICATIONS (LONG DISTANCE)--0.5%
WorldCom, Inc.(b).......................        600,000       14,250,000

TELEPHONE--2.2%
Qwest Communications International,
Inc.(b).................................        800,000       38,900,000
SBC Communications, Inc.................        425,000       24,517,188
                                                          --------------
                                                              63,417,188
                                                          --------------
------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,581,853,913)                           2,525,527,044
------------------------------------------------------------------------

FOREIGN COMMON STOCKS--7.6%

COMMUNICATIONS EQUIPMENT--1.8%
Nokia Oyj ADR (Finland).................        668,000       28,557,000
Nortel Networks Corp. (Canada)..........        500,000       22,750,000
                                                          --------------
                                                              51,307,000
                                                          --------------

ELECTRICAL EQUIPMENT--1.1%
Flextronics International Ltd.
(Singapore)(b)..........................        830,000       31,540,000

                       See Notes to Financial Statements                      21

Phoenix-Engemann Capital Growth Fund

                                                SHARES        VALUE
                                              ----------  --------------
ELECTRONICS (SEMICONDUCTORS)--0.7%
C-Mac Industries, Inc. (Canada)(b)......        350,000   $   19,425,000

MANUFACTURING (DIVERSIFIED)--3.9%
Tyco International Ltd. (Bermuda).......      2,000,000      113,375,000

TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
Global Crossing Ltd. (Bermuda)(b).......        200,000        4,725,000
------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $173,723,920)                               220,372,000
------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--94.8%
(IDENTIFIED COST $1,755,577,833)                           2,745,899,044
------------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                (Unaudited)     (000)
                                ------------  ----------
SHORT-TERM OBLIGATIONS--4.9%

COMMERCIAL PAPER--4.3%
Alcoa, Inc. 6.60%, 11/1/00....      A-1       $     325          325,000

Bell South Capital Funding
Corp. 6.49%, 11/1/00..........      A-1+          6,000        6,000,000

Koch Industries, Inc. 6.62%,
11/1/00.......................      A-1+          1,000        1,000,000
Ford Motor Credit Co. 6.49%
11/3/00.......................      A-1           5,000        4,998,197

Special Purpose Accounts
Receivable Cooperative Corp.
6.53%, 11/3/00................      A-1+          1,030        1,029,626

American Home Products Corp.
6.48%, 11/6/00................      A-1           1,355        1,353,780

Exxon Imperial U.S., Inc.
6.48% 11/6/00.................      A-1+          5,000        4,995,500

Campbell Soup Co. 6.50%,
11/7/00.......................      A-1+          5,000        4,994,625
Wal-Mart Stores, Inc. 6.48%,
11/7/00.......................      A-1+          3,550        3,546,166

Lexington Parker Capital Co.
LLC 6.52%, 11/8/00............      A-1           3,644        3,639,380

SBC Communications, Inc.
6.50%, 11/8/00................      A-1+          5,000        4,993,681

Honeywell International, Inc.
6.47%, 11/9/00................      A-1          10,000        9,984,915
                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                (Unaudited)     (000)         VALUE
                                ------------  ----------  --------------
COMMERCIAL PAPER--CONTINUED

Bavaria Universal Funding
Corp. 6.52%, 11/10/00.........      A-1       $   5,000   $    4,991,850

Gannett Co., Inc. 6.50%,
11/13/00......................      A-1           5,000        4,989,250

United Technologies Corp.
6.52%, 11/14/00...............      A-1           3,225        3,217,407

AT&T Corp. 6.50%, 11/15/00....      A-1+          2,600        2,593,696
Marsh USA, Inc. 6.52%,
11/17/00......................      A-1+          5,000        4,985,978

General Electric Capital Corp.
6.53%, 11/22/00...............      A-1+            140          139,492

Special Purpose Accounts
Receivable Cooperative Corp.
6.50%, 11/27/00...............      A-1+          3,105        3,090,272

Colgate-Palmolive Co. 6.48%,
11/30/00......................      A-1+          2,040        2,029,351

Lexington Parker Capital Co.
LLC 6.50%, 12/1/00............      A-1           5,000        4,971,606

International Lease Finance
Corp. 6.55%, 12/4/00..........      A-1+          3,000        2,981,643

Campbell Soup Co. 6.52%,
12/7/00.......................      A-1+          2,100        2,087,101

United Technologies Corp.
6.47%, 12/12/00...............      A-1           3,960        3,930,820

Special Purpose Accounts
Receivable Cooperative Corp.
6.58%, 1/4/01.................      A-1+          4,300        4,250,234

Receivables Capital Corp.
6.51%, 1/9/01.................      A-1+          5,000        4,937,804

National Rural Utilities
Cooperative Finance Corp.
6.51%, 1/10/01................      A-1+          3,000        2,961,791

General Electric Capital Corp.
6.52%, 1/11/01................      A-1+          1,725        1,702,954

AT&T Corp. 6.53%, 1/12/01.....      A-1+          2,500        2,467,600

Goldman Sachs Group L.P.
6.55%, 1/16/01................      A-1+          2,230        2,199,494

Ford Motor Credit Co. 6.52%,
1/17/01.......................      A-1           3,850        3,796,392

22                     See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                (Unaudited)     (000)         VALUE
                                ------------  ----------  --------------
COMMERCIAL PAPER--CONTINUED
Household Finance Corp. 6.52%,
1/22/01.......................      A-1       $   3,175   $    3,127,920

Private Export Funding Corp.
6.50%, 1/25/01................      A-1+          3,450        3,397,215

Alcoa, Inc. 6.50%, 2/8/01.....      A-1           3,000        2,945,833
Lexington Parker Capital Co.
LLC 6.50%, 3/1/01.............      A-1             410          401,103

SBC Communications, Inc.
6.45%, 3/12/01................      A-1+          3,195        3,120,592

Private Export Funding Corp.
6.46%, 3/29/01................      A-1+          2,500        2,434,222
                                                          --------------
                                                             124,612,490
                                                          --------------
FEDERAL AGENCY SECURITIES--0.6%
FHLMC Discount Notes 6.40%,
11/2/00.......................                    7,000        6,998,756

                                                 PAR
                                                VALUE
                                                (000)         VALUE
                                              ----------  --------------
FHLMC Discount Notes 6.40%,
11/21/00......................                $   4,220   $    4,204,996

Fannie Mae Discount Note
6.42%, 11/30/00...............                    5,000        4,973,718

FHLMC Discount Notes 6.435%,
12/26/00......................                    2,085        2,064,502
                                                          --------------
                                                              18,241,972
                                                          --------------
------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $142,853,555)                               142,854,462
------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $1,898,431,388)                           2,888,753,506(a)
Cash and receivables, less liabilities--0.3%                   7,900,265
                                                        ----------------
NET ASSETS--100.0%                                      $  2,896,653,771
                                                        ================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,068,280,737 and gross depreciation of $80,552,617 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $1,901,025,386.
(b)  Non-income producing.

                       See Notes to Financial Statements                      23

Phoenix-Engemann Capital Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $1,898,431,388)                            $2,888,753,506
Short-term investments held as collateral
  for loaned securities                                            2,680,000
Cash                                                                  28,462
Receivables
  Fund shares sold                                                   270,581
  Investment securities sold                                      24,234,536
  Dividends and interest                                             537,456
Prepaid expenses                                                      19,000
                                                              --------------
    Total assets                                               2,916,523,541
                                                              --------------
LIABILITIES
Payables
  Collateral on securities loaned                                  2,680,000
  Fund shares repurchased                                          1,702,404
  Investment securities purchased                                 11,989,361
  Investment advisory fee                                          1,625,670
  Transfer agent fee                                                 711,936
  Distribution fee                                                   689,334
  Financial agent fee                                                 56,860
  Trustees' fee                                                       10,208
Accrued expenses                                                     403,997
                                                              --------------
    Total liabilities                                             19,869,770
                                                              --------------
NET ASSETS                                                    $2,896,653,771
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $1,757,571,105
Accumulated net realized gain                                    148,760,548
Net unrealized appreciation                                      990,322,118
                                                              --------------
NET ASSETS                                                    $2,896,653,771
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,796,095,433)             95,957,987
Net asset value per share                                             $29.14
Offering price per share $29.14/(1-5.75%)                             $30.92
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $100,558,338)                3,604,578
Net asset value and offering price per share                          $27.90

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Dividends                                                     $   10,989,051
Interest                                                          10,150,649
Security lending                                                     318,256
Foreign taxes withheld                                               (24,616)
                                                              --------------
    Total investment income                                       21,433,340
                                                              --------------
EXPENSES
Investment advisory fee                                           20,650,443
Distribution fee, Class A                                          7,706,360
Distribution fee, Class B                                          1,091,967
Financial agent fee                                                  690,155
Transfer agent                                                     3,760,054
Printing                                                             549,265
Custodian                                                            184,036
Professional                                                          54,804
Registration                                                          44,402
Trustees                                                              24,500
Miscellaneous                                                         51,494
                                                              --------------
    Total expenses                                                34,807,480
    Custodian fees paid indirectly                                    (6,736)
                                                              --------------
    Net expenses                                                  34,800,744
                                                              --------------
NET INVESTMENT LOSS                                              (13,367,404)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  149,777,852
Net change in unrealized appreciation (depreciation) on
  investments                                                    182,346,026
                                                              --------------
NET GAIN ON INVESTMENTS                                          332,123,878
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  318,756,474
                                                              ==============

24                     See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                            Year Ended      Year Ended
                                             10/31/00        10/31/99
                                          --------------  --------------
FROM OPERATIONS
  Net investment income (loss)            $  (13,367,404) $   (7,296,538)
  Net realized gain (loss)                   149,777,852     360,181,527
  Net change in unrealized appreciation
    (depreciation)                           182,346,026     360,915,113
                                          --------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                318,756,474     713,800,102
                                          --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A               (345,471,309)   (230,032,244)
  Net realized gains, Class B                (12,455,394)     (7,477,746)
                                          --------------  --------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (357,926,703)   (237,509,990)
                                          --------------  --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (7,965,171 and 10,503,608 shares,
    respectively)                            247,194,588     288,870,150
  Net asset value of shares issued from
    reinvestment of distributions
    (10,232,449 and 8,345,723 shares,
    respectively)                            310,043,804     213,735,576
  Cost of shares repurchased (17,481,257
    and 21,165,765 shares, respectively)    (544,392,522)   (583,643,137)
Capital contribution from Adviser (See
  Note 2)                                             --       4,561,466
                                          --------------  --------------
Total                                         12,845,870     (76,475,945)
                                          --------------  --------------
CLASS B
  Proceeds from sales of shares (506,171
    and 754,665 shares, respectively)         15,078,207      20,206,456
  Net asset value of shares issued from
    reinvestment of distributions
    (374,587 and 276,189 shares,
    respectively)                             10,937,941       6,893,757
  Cost of shares repurchased (692,234
    and 731,422 shares, respectively)        (20,742,273)    (19,645,641)
Capital contribution from Adviser (See
  Note 2)                                             --         158,551
                                          --------------  --------------
Total                                          5,273,875       7,613,123
                                          --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                        18,119,745     (68,862,822)
                                          --------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS      (21,050,484)    407,427,290
NET ASSETS
  Beginning of period                      2,917,704,255   2,510,276,965
                                          --------------  --------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $2,896,653,771  $2,917,704,255
                                          ==============  ==============

                       See Notes to Financial Statements                      25

Phoenix-Engemann Capital Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS A
                                                  ----------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31
                                                  ----------------------------------------------------------------------
                                                        2000           1999           1998           1997           1996
Net asset value, beginning of period              $    29.61     $    24.95     $    27.83     $    26.87     $    24.92
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2)                      (0.12)         (0.06)         (0.06)          0.14           0.20
  Net realized and unrealized gain (loss)               3.35           7.06           2.73           5.62           3.63
                                                  ----------     ----------     ----------     ----------     ----------
      TOTAL FROM INVESTMENT OPERATIONS                  3.23           7.00           2.67           5.76           3.83
                                                  ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
  Dividends from net investment income                    --             --             --          (0.21)         (0.25)
  Dividends from net realized gains                    (3.70)         (2.39)         (5.55)         (4.59)         (1.63)
                                                  ----------     ----------     ----------     ----------     ----------
      TOTAL DISTRIBUTIONS                              (3.70)         (2.39)         (5.55)         (4.80)         (1.88)
                                                  ----------     ----------     ----------     ----------     ----------
Capital contribution from Adviser                         --           0.05             --             --             --
                                                  ----------     ----------     ----------     ----------     ----------
Change in net asset value                              (0.47)          4.66          (2.88)          0.96           1.95
                                                  ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                    $    29.14     $    29.61     $    24.95     $    27.83     $    26.87
                                                  ==========     ==========     ==========     ==========     ==========
Total return(1)                                        10.43%         29.76%(3)      12.26%         24.81%         16.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $2,796,095     $2,819,742     $2,434,217     $2,518,289     $2,347,471

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                    1.06%(4)       1.07%(4)       1.08%          1.10%          1.17%
  Net investment income                                (0.39)%        (0.23)%        (0.22)%         0.53%          0.80%
Portfolio turnover rate                                   75%           100%           110%           196%           116%

                                                                               CLASS B
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $   28.68     $   24.40     $   27.51     $   26.63     $   24.74
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2)                     (0.34)        (0.26)        (0.24)        (0.06)           --
  Net realized and unrealized gain (loss)              3.26          6.88          2.68          5.57          3.61
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                 2.92          6.62          2.44          5.51          3.61
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --            --            --         (0.04)        (0.09)
  Dividends from net realized gains                   (3.70)        (2.39)        (5.55)        (4.59)        (1.63)
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (3.70)        (2.39)        (5.55)        (4.63)        (1.72)
                                                  ---------     ---------     ---------     ---------     ---------
Capital contribution from Adviser                        --          0.05            --            --            --
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (0.78)         4.28         (3.11)         0.88          1.89
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $   27.90     $   28.68     $   24.40     $   27.51     $   26.63
                                                  =========     =========     =========     =========     =========
Total return(1)                                        9.61%        28.80%(3)     11.41%        23.89%        15.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $100,558       $97,963       $76,060       $68,022       $45,326

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.81%(4)      1.82%(4)      1.83%         1.85%         1.93%
  Net investment income                               (1.14)%       (0.99)%       (0.97)%       (0.25)%        0.01%
Portfolio turnover rate                                  75%          100%          110%          196%          116%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Computed using average shares outstanding.
(3) Total return includes the effect of the capital contribution from the Adviser (See Note 2). Without this contribution, total return would have been 29.54% and 28.58% for Class A and Class B, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

26                     See Notes to Financial Statements

PHOENIX-GOODWIN HIGH YIELD FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIM NORMAN, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund's primary investment objective is high current income and a secondary objective of capital growth.

    The Fund invests in U.S. high-yield corporate bonds as well as government and corporate bonds issued by foreign countries. It is suitable for aggressive investors who seek high current income or who wish to diversify their portfolios. Investors should note that high-yield bonds generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding bonds. Also, foreign investments pose added risks, such as currency fluctuation and political and economic uncertainty.

Q: HOW DID THE FUND PERFORM DURING THIS FISCAL YEAR?

A: For the 12 months ended October 31, 2000, the Fund's Class A shares were down 2.65%, Class B shares fell 3.52% and Class C shares dropped 3.51% compared with a return of negative 1.68% for the Merrill Lynch High Yield Master II Index(1) and an average return of minus 2.77% for a universe of 357 high-yield funds, according to Lipper Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S DISAPPOINTING PERFORMANCE?

A: A number of factors had a negative impact on the return for the high-yield market and the Fund. Overall credit quality declined in 2000 as evidenced by a rising corporate default rate and an increasing number of rating downgrades by the rating agencies. The risk premium for corporate bonds increased throughout the year as investors demanded more yield for the perceived increase in risk. Lower credit quality bonds such as those in the high-yield sector proved to be particularly vulnerable as investors reduced their exposure to the sector for the higher credit quality asset classes.

    The Fund's performance was also negatively impacted by the portfolio's relative overweighting to the telecommunications industry. The industry continues to grow rapidly; however, the ongoing need for capital to finance the growth was a concern as access to capital has declined with the weaker equity markets. The relative performance for the Fund was helped by its exposure to emerging markets as the sector continued to outperform in 2000 with the improvement in global economies.

Q: HOW IS THE FUND CURRENTLY POSITIONED?

A: Currently, the Fund has approximately a 73% exposure to U.S. high-yield market debt, 10% to non-U.S. non-emerging debt (primarily U.K., Canada and Europe), 8% to emerging market high-yield debt and 6% to high-yield mortgage-backed securities. Our largest industry sector weighting remains telecommunications with an emphasis on companies in the wireless/cellular subsector. Additional industry overweightings include gaming and health care. The second largest absolute industry exposure is cable with an emphasis on the international sector. We remain underweighted in many

(1) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX MEASURES HIGH-YIELD BOND TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

of the cyclical industry sectors, such as chemicals, metals/mining and paper/forest products as these industries are facing increased worldwide capacity and higher energy costs.

Q: WHAT IS YOUR NEAR-TERM OUTLOOK?

A: Our near-term outlook is somewhat cautious given the declining credit profile of the high-yield sector. Year-end selling has exacerbated volatility in the sector as yields are now approaching the historical high levels seen in the midst of the 1990 economic recession when credit defaults were significantly higher. We expect a continuation of moderate economic growth with a bias toward stable or slightly declining interest rates.

    The current market valuation appears to be close to fully discounting credit and default concerns, assuming we are not heading for a recession. Longer term, the relative valuation of the high-yield sector appears attractive with yields near historical highs and economic growth expected to remain positive. A catalyst for a reversal of the 2000 trend would be a peak in the default rate trend and reduced uncertainty about access to future capital for the telecommunications sector. We would expect money to flow back into the high-yield sector as investors are attracted to the high yields and declining risk profile.

                                                               NOVEMBER 29, 2000

Phoenix-Goodwin High Yield Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/00

                                                                   INCEPTION     INCEPTION
                                   1 YEAR     5 YEARS   10 YEARS  TO 10/31/00       DATE
                                  --------    --------  --------  ------------  ------------
Class A Shares at NAV(2)            (2.65)%      5.42%     9.74%          --            --
Class A Shares at POP(3)            (7.27)       4.40      9.21           --            --

Class B Shares at NAV(2)            (3.52)       4.58        --         3.70%      2/16/94
Class B Shares with CDSC(4)         (7.01)       4.58        --         3.70       2/16/94

Class C Shares at NAV(2)            (3.51)         --        --        (3.59)      2/27/98
Class C Shares with CDSC(4)         (3.51)         --        --        (3.59)      2/27/98

Merrill Lynch High Yield
  Master II Index(8)                (1.68)       5.67     11.59      Note 5        Note 5

CS First Boston High Yield
  Index(9)                            1.92       6.20     11.76      Note 6        Note 6

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 6.34% for Class B (since 2/28/94) and (0.07)% for Class C (since 2/28/98), respectively.
(6)  Index performance is 6.32% for Class B (since 2/28/94) and 0.46% for
     Class C (since 2/28/98), respectively. All returns for this index are calculated through September 29, 2000. See Note 9 for further explanation.
(7) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.
(8) The Merrill Lynch High Yield Master II Index is an unmanaged, commonly used measure of total return performance for high-yield bonds. The index's performance does not reflect sales charges.
(9) The CS First Boston High Yield Index is an unmanaged, commonly used measure of total return performance for high-yield bonds. The Index is no longer in existence due to a merger between CS First Boston and DLJ Companies. The last day the index was published was September 29, 2000. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 10/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-GOODWIN HIGH YIELD  MERRILL LYNCH HIGH YIELD MASTER II  CS FIRST BOSTON HIGH YIELD
            FUND CLASS A(7)                     INDEX(8)               INDEX (THROUGH 9/29/00)(9)
10/90                      $9,525                             $10,000                     $10,000
10/91                     $12,075                             $13,969                     $14,512
10/92                     $14,040                             $16,307                     $16,746
10/93                     $17,112                             $19,262                     $19,934
10/94                     $16,672                             $19,328                     $20,263
10/95                     $18,538                             $22,717                     $23,352
10/96                     $21,495                             $25,234                     $25,797
10/97                     $24,726                             $28,848                     $29,601
10/98                     $22,507                             $28,825                     $28,864
10/99                     $24,794                             $30,443                     $30,462
10/00                     $24,137                             $29,931                     $30,412

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/90 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       10/31/00
As a percentage of bond holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate                   67%
Foreign Corporate           22%
Non-Agency Mortgage-Backed   7%
Foreign Government           2%
Convertible                  1%
Asset-Backed                 1%

Phoenix-Goodwin High Yield Fund

 TEN LARGEST HOLDINGS AT OCTOBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  First Chicago/Lennar Trust                                     2.1%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    2.  NTL Communications Corp. Series B                              1.9%
        TELECOMMUNICATIONS CORPORATE BOND
    3.  Horseshoe Gaming Holdings Corp.                                1.9%
        GAMING INDUSTRY CORPORATE BOND
    4.  Lamar Media Corp.                                              1.8%
        ADVERTISING INDUSTRY CORPORATE BOND
    5.  Buckeye Technologies, Inc.                                     1.8%
        FOREST PRODUCTS CORPORATE BOND
    6.  Bally Total Fitness Holding Corp.                              1.7%
        LEISURE INDUSTRY CORPORATE BOND
    7.  Global Crossing Holdings Ltd.                                  1.7%
        TELECOMMUNICATIONS INDUSTRY PREFERRED STOCK
    8.  United Rentals, Inc.                                           1.6%
        CONSUMER SERVICES CORPORATE BOND
    9.  ICN Pharmaceuticals, Inc.                                      1.6%
        HEALTH-CARE INDUSTRY CORPORATE BOND
   10.  S.D. Warren Co.                                                1.6%
        FOREST PRODUCTS CORPORATE BOND

                        INVESTMENTS AT OCTOBER 31, 2000

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
ASSET-BACKED SECURITIES--0.8%

Pennant CBO Ltd. 1A, D 13.43%,
3/14/11.................................       Ba       $   3,000   $  3,007,500
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $2,919,635)                                           3,007,500
--------------------------------------------------------------------------------

CORPORATE BONDS--56.6%

AUTO PARTS & EQUIPMENT--0.5%
Cambridge Industries, Inc. Series B
10.25%, 7/15/07(f)(g)...................       NR           5,000      1,650,000
BROADCASTING (TELEVISION, RADIO & CABLE)--3.4%
CSC Holdings, Inc. 7.625%, 7/15/18......       Ba           4,000      3,536,268

Charter Communications Holdings LLC
8.625%, 4/1/09..........................       B            2,000      1,810,000

RCN Corp. 10.125%, 1/15/10..............       B            3,000      2,055,000

UnitedGlobalCom, Inc. Series B 0%,
2/15/08(d)..............................       B            8,000      4,920,000
                                                                    ------------
                                                                      12,321,268
                                                                    ------------

BUILDING MATERIALS--1.7%
K.Hovnanian Enterprises, Inc. 9.125%,
5/1/09..................................       Ba           4,000      3,450,000
                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
BUILDING MATERIALS--CONTINUED

Nortek, Inc. 9.875%, 3/1/04.............       B        $   3,000   $  2,715,000
                                                                    ------------
                                                                       6,165,000
                                                                    ------------

COMMUNICATIONS EQUIPMENT--5.2%
Metromedia Fiber Network, Inc. 10%
12/15/09................................       B            5,100      3,890,688

Nextel International, Inc. 144A 12.75%,
8/1/10(b)...............................      Caa           4,000      3,700,000

Park N View, Inc. Series B 13%,
5/15/08.................................       B            4,000        200,000

Spectrasite Holdings, Inc. Series B
10.75%, 3/15/10.........................       B              500        462,500

Spectrasite Holdings, Inc. Series B 0%,
3/15/10(d)..............................       B            9,800      4,802,000

Stellex Technologies, Inc. Series B
9.50%, 11/1/07(f).......................       Ca           8,500        977,500

Telecorp PCS, Inc. 0%, 4/15/09(d).......       B            7,000      4,550,000
                                                                    ------------
                                                                      18,582,688
                                                                    ------------

COMPUTERS (SOFTWARE & SERVICES)--2.8%
Exodus Communications, Inc. 144A
11.625%, 7/15/10(b).....................       B            2,900      2,697,000

Globix Corp. 12.5% 2/1/10...............     B-(c)          3,500      1,977,500

30                     See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
PSINet, Inc. 11%, 8/1/09................       B        $   1,000   $    487,500
WAM!NET, Inc. Series B 0%, 3/1/05(d)....    CCC+(c)        11,000      5,005,000
                                                                    ------------
                                                                      10,167,000
                                                                    ------------

DISTRIBUTORS (FOOD & HEALTH)--1.0%
Bergen Brunswig 7.375%, 1/15/03.........       Ba           1,950      1,830,389
Pharmerica, Inc. 8.375%, 4/1/08.........       B            2,450      1,849,750
                                                                    ------------
                                                                       3,680,139
                                                                    ------------

ELECTRIC COMPANIES--0.3%
CMS Energy Corp. 9.875%, 10/15/07.......       Ba             900        909,420
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--4.9%
Anchor Gaming 144A 9.875%,
10/15/08(b).............................       B            2,900      2,947,125

Horseshoe Gaming Holdings Corp. Series B
8.625%, 5/15/09.........................       B            6,900      6,693,000

International Game Technology 8.375%,
5/15/09.................................       Ba           2,900      2,842,000

Waterford Gaming LLC 144A 9.50%,
3/15/10(b)..............................       B            5,216      5,189,920
                                                                    ------------
                                                                      17,672,045
                                                                    ------------
HEALTH CARE (GENERIC AND OTHER)--1.6%
ICN Pharmaceuticals, Inc. Series B
9.25%, 8/15/05..........................       Ba           6,000      5,850,000

HEALTH CARE (HOSPITAL MANAGEMENT)--1.5%
HCA - The Healthcare Co. 7%, 7/1/07.....       Ba           1,000        924,583

HCA - The Healthcare Co. 8.75%,
9/1/10..................................       Ba           1,500      1,515,955

Tenet Healthcare Corp. Series B 7.625%,
6/1/08..................................       Ba           3,000      2,865,000
                                                                    ------------
                                                                       5,305,538
                                                                    ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.9%
Fresenius Medical Capital Trust I 9%,
12/1/06.................................       Ba           2,500      2,450,000

Fresenius Medical Capital Trust II
7.875%, 2/1/08..........................       Ba           1,900      1,767,000
                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--CONTINUED

Team Health, Inc. Series B 12%,
3/15/09.................................       B        $   3,000   $  2,730,000
                                                                    ------------
                                                                       6,947,000
                                                                    ------------

HEALTH CARE (SPECIALIZED SERVICES)--0.7%
Hanger Orthopedic Group 11.25%,
6/15/09.................................       B            3,550      2,485,000

HOMEBUILDING--1.1%
Beazer Homes USA, Inc. 9%, 3/1/04.......       Ba           3,000      2,868,750
Ryland Group 9.75%, 9/1/10..............       Ba             900        882,000
                                                                    ------------
                                                                       3,750,750
                                                                    ------------

INSURANCE (MULTI-LINE)--1.0%
Willis Corroon Corp. 9%, 2/1/09.........       Ba           4,000      3,650,000

LEISURE TIME (PRODUCTS)--2.7%
Bally Total Fitness Holding Corp. Series
D 9.875%, 10/15/07......................       B            6,700      6,264,500

Capital Gaming International, Inc. 12%,
5/28/01.................................       NR               2            682

Venetian Casino LV Sands 14.25%,
11/15/05(d).............................      Caa           3,500      3,535,000
                                                                    ------------
                                                                       9,800,182
                                                                    ------------

METALS MINING--0.1%
NSM Steel Ltd. Series B 144A 12.25%,
2/1/08(b)(e)(f).........................       NR           7,500        187,500

OIL & GAS (DRILLING & EQUIPMENT)--2.1%
R & B Falcon Corp. Series B 6.75%,
4/15/05.................................       Ba           5,500      5,170,000

R & B Falcon Corp. Series B 6.95%,
4/15/08.................................       Ba           2,500      2,325,000
                                                                    ------------
                                                                       7,495,000
                                                                    ------------

OIL & GAS (EXPLORATION & PRODUCTION)--0.6%
Benton Oil & Gas Co. 11.625%, 5/1/03....       B            2,975      2,142,000

PAPER & FOREST PRODUCTS--3.4%
Buckeye Technologies, Inc. 8%,
10/15/10................................       Ba           6,765      6,359,100

                       See Notes to Financial Statements                      31

Phoenix-Goodwin High Yield Fund

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
PAPER & FOREST PRODUCTS--CONTINUED
S.D. Warren Co. 14%, 12/15/06...........       Ba       $   5,330   $  5,783,320
                                                                    ------------
                                                                      12,142,420
                                                                    ------------

PERSONAL CARE--1.0%
Revlon Consumer Products Corp. 8.125%,
2/1/06..................................      Caa           2,000      1,410,000

Revlon Consumer Products Corp. 9%,
11/1/06.................................      Caa           3,000      2,205,000
                                                                    ------------
                                                                       3,615,000
                                                                    ------------

PHOTOGRAPHY/IMAGING--0.3%
Anacomp, Inc. Series D 10.875%,
4/1/04(e)(f)............................      Caa           6,200        930,000

POWER PRODUCERS (INDEPENDENT)--1.2%
AES Corp. 9.375%, 9/15/10...............       Ba           1,900      1,938,000
Calpine Corp. 8.25%, 8/15/05............       Ba           2,400      2,392,234
                                                                    ------------
                                                                       4,330,234
                                                                    ------------
RETAIL (SPECIALTY)--1.5%
Musicland Group 9%, 6/15/03.............       B            5,100      4,641,000

Musicland Group, Inc. Series B 9.875%,
3/15/08.................................       B            1,000        800,000
                                                                    ------------
                                                                       5,441,000
                                                                    ------------
SERVICES (ADVERTISING/MARKETING)--1.8%
Lamar Media Corp. 9.25%, 8/15/07........       B            6,500      6,402,500

SERVICES (COMMERCIAL & CONSUMER)--3.8%
Fisher Scientific International, Inc.
9%, 2/1/08..............................       B            4,000      3,670,000

Service Corporation International 7%,
6/1/15..................................       B            5,400      3,996,000

United Rentals, Inc. Series B 9.50%,
6/1/08..................................       B            7,125      5,878,125
                                                                    ------------
                                                                      13,544,125
                                                                    ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.2%
Alamosa PCS Holdings, Inc. 0%,
2/15/10(d)..............................      Caa           4,500      2,182,500
                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--CONTINUED

Voicestream Wireless 0%, 11/15/09(d)....       B        $   2,900   $  2,109,750
                                                                    ------------
                                                                       4,292,250
                                                                    ------------

TELECOMMUNICATIONS (LONG DISTANCE)--4.7%
KMC Telecom Holdings, Inc. 0%,
2/15/08(d)..............................      Caa           8,000        960,000

KMC Telecom Holdings, Inc. 13.5%,
5/15/09.................................      Caa           3,000        960,000

Level 3 Communication, Inc. 10.75%,
3/15/08.................................       B            5,000      3,602,489

NTL Communications Corp. Series B 9.25%,
11/15/06................................       B            9,000      6,713,344

NTL Communications Corp. 0%,
10/1/08(d)..............................       B            2,500      1,487,500

NTL, Inc. 144A 5.75%, 12/15/09(b).......      Caa           3,500      2,655,625
NTL, Inc. 144A 0%, 4/1/08(b)(d).........       B3             550        321,750
                                                                    ------------
                                                                      16,700,708
                                                                    ------------

TELEPHONE--0.9%
Pathnet, Inc. 12.25%, 4/15/08...........       NR           5,825      2,067,875
Teligent, Inc. 11.50%, 12/1/07..........      Caa           2,500      1,087,500
                                                                    ------------
                                                                       3,155,375
                                                                    ------------

TEXTILES (APPAREL)--0.3%
Collins & Aikman Products Co. 11.50%,
4/15/06.................................       B            1,340      1,162,450

TEXTILES (HOME FURNISHINGS)--0.3%
Westpoint Stevens, Inc. 7.875%,
6/15/05.................................       B            1,500      1,117,500

TRUCKERS--2.3%
Sea Containers Ltd. Series B 7.875%,
2/15/08.................................       Ba           8,000      5,400,000

Ventura Group, Inc. Series B 10.25%,
6/30/08.................................       B            3,600      2,934,000
                                                                    ------------
                                                                       8,334,000
                                                                    ------------

32                     See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
WASTE MANAGEMENT--0.8%
Allied Waste Industries 7.40%, 9/15/35..       Ba       $   4,000   $  2,920,000
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $264,780,408)                                       202,848,092
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--5.6%

First Chicago/Lennar Trust 97-CHL1, E
8.125%, 2/28/11(d)......................      B(c)         10,000      7,621,880

LB Commercial Conduit Mortgage Trust 6%,
12/15/08................................       BA           3,400      2,593,185

Salomon Brothers Mortgage Securities VII
95-C, 1 7.183%, 9/30/08(d)..............       B            5,076      4,377,832
Structured Asset Securities Corp. 00-C2,
L 8.37%, 3/20/03(d).....................     BB+(c)         5,824      5,649,651
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $20,105,594)                                         20,242,548
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--2.1%

BRAZIL--2.1%
Federal Republic of Brazil 8%, 4/15/14..       B            4,310      3,224,370

Federal Republic of Brazil 11%,
8/17/40.................................       B            5,400      4,158,000
--------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $7,663,550)                                           7,382,370
--------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--18.7%

ARGENTINA--1.3%
Imasac SA 144A 11%, 5/2/05(b)...........       B            3,230      2,164,100
Multicanal SA 13.125%, 4/15/09..........       B            3,000      2,617,500
                                                                    ------------
                                                                       4,781,600
                                                                    ------------

BAHAMAS--1.0%
Sun International Hotels Ltd. 9%,
3/15/07.................................       B            1,000        937,500

Sun International Hotels Ltd. 8.625%,
12/15/07................................       B            3,000      2,767,500
                                                                    ------------
                                                                       3,705,000
                                                                    ------------
                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------

BRAZIL--1.1%
Localiza Rent a Car 10.25%, 10/1/05.....       B        $   5,000   $  3,975,000

CANADA--5.1%
CHC Helicopter 11.75%, 7/15/07..........       B            3,700      3,214,691

Clearnet Communications, Inc. 0%,
12/15/05(d).............................       Ba           4,000      4,260,000

Clearnet Communications, Inc. 0%,
5/1/09(d)...............................       Ba           4,000      3,240,000

GT Group Telecom, Inc. 0%, 2/1/10(d)....      Caa           5,450      2,180,000

Hurricane Hydrocarbons Ltd. 144A 16.0%,
12/31/01(b).............................       B            2,439      2,433,147

Microcell Telecommunications Series B
0%, 6/1/06(d)...........................       B            3,000      2,902,500
                                                                    ------------
                                                                      18,230,338
                                                                    ------------

CAYMAN ISLANDS--0.5%
Battery Park CDO Ltd. Series 5 144A
15.407%, 2/10/11(b)(i)..................       B            2,000      1,860,000

GERMANY--0.8%
Callahan Nordrhein-WESTF 144A 14%,
7/15/10(b)..............................       B            3,000      2,910,000

ISRAEL--1.4%
Partner Communications Series DTC 13%,
8/15/10.................................       B            6,000      4,935,000

MEXICO--2.0%
Grupo Industrial Durango 12.625%,
8/1/03..................................       B            1,750      1,767,500

Maxcom Telecomunicaciones SA Series B
13.75%, 4/1/07..........................       NR           6,000      2,850,000

Vicap SA 11.375%, 5/15/07...............       Ba           3,000      2,550,000
                                                                    ------------
                                                                       7,167,500
                                                                    ------------

NETHERLANDS--1.6%
Netia Holdings BV 13.75%, 6/15/10(h)....       B            4,170      3,110,516

United Pan-Europe Communications Series
B 11.25%, 11/1/09(h)....................       B            4,000      2,627,698
                                                                    ------------
                                                                       5,738,214
                                                                    ------------

                       See Notes to Financial Statements                      33

Phoenix-Goodwin High Yield Fund

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
POLAND--0.0%
Poland Telecom Finance Series B 14%,
12/1/07(g)(f)...........................       NR       $   5,000   $    100,000

SOUTH KOREA--1.0%
Hyundai Semiconductor 144A 8.25%,
5/15/04(b)..............................       Ba           4,000      3,496,044

UNITED KINGDOM--2.2%
Atlantic Telecom Group PLC 13%,
1/15/10(h)..............................       NR           3,125      1,324,444
Colt Telecom Group PLC 7.625%,
12/15/09(h).............................       B+           6,000      4,475,562

Jazztel PLC 13.25%, 12/15/09(h).........      CAA1          3,000      1,856,341
                                                                    ------------
                                                                       7,656,347
                                                                    ------------

MAURITIUS--0.7%
APP International Finance 144A 0%,
7/5/01(b)(d)............................       B            3,150      2,331,000
--------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $86,397,394)                                         66,886,043
--------------------------------------------------------------------------------

CONVERTIBLE BONDS--1.1%

COMMUNICATIONS EQUIPMENT--0.1%
Earthweb, Inc. Cv. 144A 7%, 1/25/05.....       NR           1,000        490,000

COMPUTERS (SOFTWARE & SERVICES)--1.0%
At Home Corp. 144A 4.75%, 12/15/06(b)...       B3           5,865      3,650,963
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $6,345,346)                                           4,140,963
--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                        ----------  ------------
PREFERRED STOCKS--5.2%

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.5%
Dobson Communications Corp. PIK
12.25%..................................                   16,431   $  1,454,176

Dobson Communications Corp. PIK 13%.....                   22,045      2,006,074

Nextel Communications, Inc. Series D PIK
13%.....................................                   56,916      5,691,614
                                                                    ------------
                                                                       9,151,864
                                                                    ------------

TELECOMMUNICATIONS (LONG DISTANCE)--1.7%
Global Crossing Holdings Ltd. PIK
10.50%..................................                   62,500      6,000,000

TELEPHONE--1.0%
Broadwing Communications, Inc. 12.50%
Series B................................                   34,050      3,422,006
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $19,628,288)                                         18,573,870
--------------------------------------------------------------------------------

COMMON STOCKS--1.4%

SHIPPING--0.3%
Hvide Marine, Inc.(e)...................                   81,666        898,326

SPECIALTY PRINTING--0.0%
Sullivan Holdings, Inc. Class C(e)(g)...                       76              0

TELECOMMUNICATIONS (LONG DISTANCE)--1.1%
AT&T Latin America Corp. Class A(e).....                  357,500      2,547,188
GT Group Telecom, Inc...................                   39,000        379,641
McLeodUSA, Inc. Class A(e)..............                   54,863      1,056,105
                                                                    ------------
                                                                       3,982,934
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $4,901,107)                                           4,881,260
--------------------------------------------------------------------------------

34                     See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                                          SHARES       VALUE
                                                        ----------  ------------
WARRANTS--0.3%

COMMUNICATIONS EQUIPMENT--0.1%
Atlantic Telecom Group PLC Warrants(e)..                    3,125   $     13,245
GT Group Telecom, Inc. Warrants(e)......                    5,450        327,000

Loral Space & Communications, Inc.
Warrants(e).............................                    8,000         56,000

Maxcom Telecomunicaciones SA
Warrants(e).............................                    6,000              0

Park N View, Inc. Warrants(e)...........                    4,000         12,634
                                                                    ------------
                                                                         408,879
                                                                    ------------

COMPUTERS (SOFTWARE & SERVICES)--0.1%
WAM!NET, Inc. Warrants(e)...............                   33,000        383,625

LEISURE TIME (PRODUCTS)--0.0%
Capital Gaming International, Inc.
Warrants(e)(g)..........................                      410              0
METALS MINING--0.0%
NSM Steel Ltd. 144A Warrants(b)(e)(g)...                4,748,195         47,482

TELECOMMUNICATIONS (LONG DISTANCE)--0.0%
KMC Telecom Holdings, Inc. 144A
Warrants(b)(e)..........................                    8,000         40,000
Poland Telecom Finance 144A Warrants
(Poland)(b)(e)(g).......................                    5,000              0
                                                                    ------------
                                                                          40,000
                                                                    ------------

TELEPHONE--0.1%
Pathnet, Inc. Warrants(e)...............                    6,000         60,000
--------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $1,761)                                                 939,986
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--91.8%
(IDENTIFIED COST $412,743,083)                                       328,902,632
--------------------------------------------------------------------------------

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
SHORT-TERM OBLIGATIONS--6.4%

COMMERCIAL PAPER--3.6%
Sara Lee Corp. 6.50%, 11/2/00...........      A-1+      $   2,000   $  1,999,639

General Electric Capital Corp. 6.49%,
11/7/00.................................      A-1+          3,500      3,496,214

Gannett Co., Inc. 6.48%, 11/8/00........      A-1             975        973,771
Kellogg Co. 6.55%, 11/9/00..............      A-1+          3,800      3,794,469

Receivables Capital Corp. 6.53%,
11/21/00................................      A-1+          2,863      2,852,614
                                                                    ------------
                                                                      13,116,707
                                                                    ------------

FORWARD CONTRACT LOAN TRANSACTION--2.8%
VoiceStream Term Loan B 2.25%, 5/7/01...                   10,000      9,925,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $23,099,870)                                         23,041,707
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--98.2%
(IDENTIFIED COST $435,842,953)                         351,944,339(a)
Cash and receivables, less liabilities--1.8%             6,395,980
                                                      ------------
NET ASSETS--100.0%                                    $358,340,319
                                                      ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,709,634 and gross depreciation of $90,976,159 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $437,210,864.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities amounted to a value of $34,211,656 or 9.5% of net assets.
(c)  As rated by Standard & Poor's, Duff & Phelps or Fitch.
(d) Variable or step coupon security; interest rate reflects the rate currently in effect.
(e)  Non-income producing.
(f)  Security in default.
(g) Security valued at fair value as determined in good faith by or under the direction of the Trustees. Security is illiquid.
(h)  Par value represents Euro.
(i)  Security is illiquid.

                       See Notes to Financial Statements                      35

Phoenix-Goodwin High Yield Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $435,842,953)                              $ 351,944,339
Cash                                                                    660
Receivables
  Interest and dividends                                          8,560,497
  Investment securities sold                                      4,992,938
  Fund shares sold                                                  388,475
Net unrealized appreciation on swap agreements                    7,026,553
Prepaid expenses                                                      3,997
                                                              -------------
    Total assets                                                372,917,459
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased                                 7,980,000
  Fund shares repurchased                                         1,974,870
  Investment advisory fee                                           204,883
  Distribution fee                                                  109,066
  Transfer agent fee                                                151,298
  Financial agent fee                                                23,384
  Trustees' fee                                                      10,208
Net unrealized depreciation on forward contracts                  4,014,007
Accrued expenses                                                    109,424
                                                              -------------
    Total liabilities                                            14,577,140
                                                              -------------
NET ASSETS                                                    $ 358,340,319
                                                              =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $ 563,699,696
Undistributed net investment income                               1,594,709
Accumulated net realized loss                                  (125,980,415)
Net unrealized depreciation                                     (80,973,671)
                                                              -------------
NET ASSETS                                                    $ 358,340,319
                                                              =============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $312,543,839)              47,430,526
Net asset value per share                                             $6.59
Offering price per share $6.59/(1-4.75%)                              $6.92
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $43,107,555)                6,586,428
Net asset value and offering price per share                          $6.54
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,688,925)                   409,635
Net asset value and offering price per share                          $6.56

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Interest                                                      $ 48,526,620
Dividends                                                        2,030,054
                                                              ------------
    Total investment income                                     50,556,674
                                                              ------------
EXPENSES
Investment advisory fee                                          2,839,729
Distribution fee, Class A                                          949,006
Distribution fee, Class B                                          541,591
Distribution fee, Class C                                           31,197
Financial agent fee                                                312,225
Transfer agent                                                     816,326
Printing                                                           119,263
Custodian                                                           65,966
Registration                                                        35,031
Professional                                                        31,594
Trustees                                                            24,500
Miscellaneous                                                       21,940
                                                              ------------
    Total expenses                                               5,788,368
    Custodian fees paid indirectly                                 (28,354)
                                                              ------------
    Net expenses                                                 5,760,014
                                                              ------------
NET INVESTMENT INCOME                                           44,796,660
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                (24,627,115)
Net realized loss on foreign currency transactions                (226,178)
Net change in unrealized appreciation (depreciation) on
  investments                                                  (29,683,984)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions            (4,101,610)
Net change in unrealized appreciation (depreciation) on swap
  agreements                                                     7,026,553
                                                              ------------
NET LOSS ON INVESTMENTS                                        (51,612,334)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (6,815,674)
                                                              ============

36                     See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            10/31/00      10/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ 44,796,660  $ 49,328,746
  Net realized gain (loss)                 (24,853,293)  (35,956,557)
  Net change in unrealized appreciation
    (depreciation)                         (26,759,041)   37,969,963
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               (6,815,674)   51,342,152
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A           (39,338,693)  (45,037,890)
  Net investment income, Class B            (5,365,716)   (5,920,213)
  Net investment income, Class C              (313,050)     (234,211)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (45,017,459)  (51,192,314)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (14,011,356 and 18,425,232 shares,
    respectively)                          105,831,878   143,288,356
  Net asset value of shares issued from
    reinvestment of distributions
    (2,951,075 and 3,230,108 shares,
    respectively)                           21,786,927    25,061,675
  Cost of shares repurchased (21,456,475
    and 26,344,264 shares, respectively)  (161,045,856) (205,309,631)
                                          ------------  ------------
Total                                      (33,427,051)  (36,959,600)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares
    (2,604,794 and 2,899,381 shares,
    respectively)                           19,449,746    22,455,385
  Net asset value of shares issued from
    reinvestment of distributions
    (256,146 and 278,064 shares,
    respectively)                            1,881,827     2,147,868
  Cost of shares repurchased (4,207,878
    and 3,357,007 shares, respectively)    (31,428,696)  (25,931,082)
                                          ------------  ------------
Total                                      (10,097,123)   (1,327,829)
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (222,708
    and 269,525 shares, respectively)        1,675,960     2,100,156
  Net asset value of shares issued from
    reinvestment of distributions
    (15,239 and 10,955 shares,
    respectively)                              112,292        84,719
  Cost of shares repurchased (233,851
    and 96,278 shares, respectively)        (1,746,910)     (745,241)
                                          ------------  ------------
Total                                           41,342     1,439,634
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (43,482,832)  (36,847,795)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (95,315,965)  (36,697,957)
NET ASSETS
  Beginning of period                      453,656,284   490,354,241
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $1,594,709 AND $1,236,279,
    RESPECTIVELY]                         $358,340,319  $453,656,284
                                          ============  ============

                       See Notes to Financial Statements                      37

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS A
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $    7.53     $    7.55     $    9.09     $    8.63     $    8.17
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.79          0.76          0.83          0.80          0.78
  Net realized and unrealized gain (loss)             (0.95)           --         (1.56)         0.46          0.46
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                (0.16)         0.76         (0.73)         1.26          1.24
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.78)        (0.78)        (0.81)        (0.80)        (0.78)
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (0.78)        (0.78)        (0.81)        (0.80)        (0.78)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (0.94)        (0.02)        (1.54)         0.46          0.46
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    6.59     $    7.53     $    7.55     $    9.09     $    8.63
                                                  =========     =========     =========     =========     =========
Total return(1)                                       (2.65)%       10.16%        (8.97)%       15.03%        15.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $312,544      $391,057      $427,659      $532,906      $501,265

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.22%(5)      1.16%(4)      1.12%         1.11%         1.17%
  Net investment income                               10.35%         9.71%         9.13%         8.76%         9.21%
Portfolio turnover rate                                  80%           73%          103%          167%          162%

                                                                               CLASS B
                                                  -----------------------------------------------------------------

                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $    7.51     $    7.52     $    9.07     $    8.63     $    8.19
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.72          0.70          0.76          0.73          0.71
  Net realized and unrealized gain (loss)             (0.95)         0.01         (1.55)         0.46          0.45
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                (0.23)         0.71         (0.79)         1.19          1.16
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.74)        (0.72)        (0.76)        (0.75)        (0.72)
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (0.74)        (0.72)        (0.76)        (0.75)        (0.72)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (0.97)        (0.01)        (1.55)         0.44          0.44
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    6.54     $    7.51     $    7.52     $    9.07     $    8.63
                                                  =========     =========     =========     =========     =========
Total return(1)                                       (3.52)%        9.37%        (9.61)%       14.18%        14.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $43,108       $59,547       $61,026       $52,184       $25,595

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.97%(5)      1.91%(4)      1.88%         1.86%         1.92%
  Net investment income                                9.62%         8.94%         8.46%         8.00%         8.47%
Portfolio turnover rate                                  80%           73%          103%          167%          162%

                                                              CLASS C
                                               --------------------------------------
                                                                              FROM
                                                YEAR ENDED OCTOBER 31      INCEPTION
                                               -----------------------     2/27/98 TO
                                                    2000          1999      10/31/98
Net asset value, beginning of period           $    7.53     $    7.54       $ 9.31
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                      0.73          0.71         0.50
  Net realized and unrealized gain (loss)          (0.96)           --        (1.76)
                                               ---------     ---------       ------
      TOTAL FROM INVESTMENT OPERATIONS             (0.23)         0.71        (1.26)
                                               ---------     ---------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.74)        (0.72)       (0.51)
                                               ---------     ---------       ------
      TOTAL DISTRIBUTIONS                          (0.74)        (0.72)       (0.51)
                                               ---------     ---------       ------
Change in net asset value                          (0.97)        (0.01)       (1.77)
                                               ---------     ---------       ------
NET ASSET VALUE, END OF PERIOD                 $    6.56     $    7.53       $ 7.54
                                               =========     =========       ======
Total return(1)                                    (3.51)%        9.38%      (14.09)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $2,689        $3,052       $1,669
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.97%(5)      1.91%(4)     1.88%(2)
  Net investment income                             9.69%         8.85%        8.94%(2)
Portfolio turnover rate                               80%           73%         103%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.15% for Class A and the ratio would not significantly differ for Class B and Class C.
(5) For the year ended October 31, 2000, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

38                     See Notes to Financial Statements

PHOENIX-GOODWIN MONEY MARKET FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, JULIE L. SAPIA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for conservative investors who want competitive money market yields with minimal risk to principal. Investors should note that an investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investor's investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the 12 months ended October 31, 2000, Class A shares returned 5.59%, Class B shares earned 4.80% and Class C shares were up 4.55%. The 12-month return through October 31, 2000 for the Salomon Brothers 90-day T-bill Index(1) was 5.75%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED HOW THE FUND WAS POSITIONED DURING THE REPORTING
PERIOD?

A: The economy grew vigorously as we entered the new millennium. The Dow Jones Industrial Average and the Nasdaq Index both hit new highs.(2) Economic activity in emerging-markets continued to be strong, along with increased economic growth in developing countries.

    At both the February 2 and March 21, 2000 Federal Reserve Board meetings, the Fed raised interest rates, resulting in a total increase in the Fed funds rate of 50 basis points. However, the economy remained strong, despite these tightening initiatives, once again prompting the Federal Reserve to raise interest rates 50 basis points at the May 16, 2000 meeting. Through the summer and into the fall of this year, the Federal Reserve has continued to adopt a bias toward higher rates.

    Recent comments from the Federal Reserve suggest that there are some signs of an economic slowing; however, conditions are favorable toward heightened inflation, which would jeopardize the Fed's long-term goals of price stability and sustainable growth.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: Going forward, slower consumer spending, the impact of a declining stock market and higher energy prices could, in our view, threaten the economic expansion. We believe that continued slowing in the economy, coupled with limited signs of rising inflation, will prompt the Federal Reserve to lower interest rates. As always, we will continuously monitor the portfolio and make adjustments based on current market conditions.

                                                                DECEMBER 1, 2000

(1) THE SALOMON BROTHERS 90-DAY T-BILL INDEX MEASURES SHORT-TERM MONEY MARKET PERFORMANCE.
(2) THE DOW JONES INDUSTRIAL AVERAGE MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE. THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK MARKET TOTAL-RETURN PERFORMANCE.
 THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Goodwin Money Market Fund

MONTHLY YIELD COMPARISON
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-GOODWIN
        MONEY MARKET      IBC MONEY
       FUND CLASS A(1)  FUND REPORT(2)
11/99            4.86%           4.88%
12/99            5.04%           5.08%
1/00             5.19%           5.12%
2/00             5.15%           5.16%
3/00             5.19%           5.24%
4/00             5.37%           5.37%
5/00             5.55%           5.54%
6/00             5.74%           5.81%
7/00             5.76%           5.90%
8/00             5.72%           5.92%
9/00             5.66%           5.90%
10/00            5.71%           5.90%

(1) This chart illustrates the period from November 30, 1999 to October 31, 2000. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Fund today. The Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $1.00 per share.
(2) Average monthly yield of taxable Money Market Funds as reported by IBC's Money Fund Report.

40                     See Notes to Financial Statements

PHOENIX-GOODWIN MONEY MARKET FUND

                        INVESTMENTS AT OCTOBER 31, 2000

 FACE
 VALUE                                                  INTEREST  MATURITY
 (000)                  DESCRIPTION                       RATE      DATE        VALUE
-------                 -----------                     --------  ---------  ------------
FEDERAL AGENCY SECURITIES--5.0%
 1,550   FNMA.....................................        4.75%   12/21/00   $  1,545,991
 2,500   FNMA.....................................        6.20    12/27/00      2,497,993
   250   FHLB.....................................        6.38     1/24/01        249,811
 2,500   FHLB.....................................        6.73      3/1/01      2,499,743
 2,500   FHLB.....................................        5.75     4/30/01      2,487,287
-----------------------------------------------------------------------------------------
                                                                                9,280,825
TOTAL FEDERAL AGENCY SECURITIES
-----------------------------------------------------------------------------------------

                                                                    RESET
                                                                    DATE
                                                                  ---------
FEDERAL AGENCY SECURITIES--VARIABLE(b)--11.6%
   389   SBA (Final Maturity 1/25/21).............        7.00     11/1/00        388,143
 2,451   SBA (Final Maturity 3/25/24).............        6.88     11/1/00      2,447,015
 3,000   SLMA (Final Maturity 3/7/01).............        6.63     11/7/00      3,000,000
 2,500   SLMA (Final Maturity 4/19/01)............        6.77     11/7/00      2,500,000
 1,984   SBA (Final Maturity 10/25/22)............        7.00      1/1/01      1,981,746
 2,941   SBA (Final Maturity 11/25/21)............        7.13      1/1/01      2,939,506
 2,855   SBA (Final Maturity 2/25/23).............        7.00      1/1/01      2,855,344
 1,663   SBA (Final Maturity 2/25/23).............        7.00      1/1/01      1,663,445
   332   SBA (Final Maturity 5/25/21).............        7.00      1/1/01        331,317
 3,231   SBA (Final Maturity 9/25/23).............        6.88      1/1/01      3,230,544
-----------------------------------------------------------------------------------------
                                                                               21,337,060
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE
-----------------------------------------------------------------------------------------

                                                     STANDARD
                                                      & POORS
                                                      RATING               MATURITY
                                                    (Unaudited)              DATE
                                                    -----------            ---------
VARIABLE MONEY MARKET CERTIFICATES(b)--8.3%
 2,500   National Rural Utilities Corp............      AA-        6.73     1/20/01      2,500,000
 2,500   Special Purpose Accounts Receivable
         Cooperative Corp.........................      A-1        6.64      2/1/01      2,500,000
                                                     STANDARD
 FACE                                                & POORS
VALUE                                                 RATING     INTEREST  MATURITY
(000)                  DESCRIPTION                  (Unaudited)   RATE       DATE        VALUE
-------                -----------                  -----------  --------  ---------  ------------
 2,500   Bavaria Universal Funding Corp...........      A-1        6.61%    4/17/01   $  2,500,000
 1,500   AT&T Corp................................     A-1+        6.61     6/14/01      1,498,981
 2,750   AT&T Corp................................     A-1+        6.63     6/14/01      2,749,483
 3,500   Associates Corporation of North
         America..................................      A+         6.78     8/27/01      3,503,023
--------------------------------------------------------------------------------------------------
                                                                                        15,251,487
TOTAL VARIABLE MONEY MARKET CERTIFICATES
--------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--69.1%
 4,115   CIESCO LP................................     A-1+        6.63     11/1/00      4,115,000
   366   Heinz (H.J.) Co..........................      A-1        6.50     11/1/00        366,000
 3,500   Receivables Capital Corp.................     A-1+        6.56     11/1/00      3,500,000
 2,500   International Lease Finance Corp.........     A-1+        6.60     11/2/00      2,500,000
 1,514   Ford Motor Credit Co.....................      A-1        6.50     11/6/00      1,512,633
 1,000   Pfizer, Inc..............................     A-1+        6.50     11/6/00        999,097
   650   Gannett Co., Inc.........................      A-1        6.50     11/8/00        649,178
 2,800   Gannett Co., Inc.........................      A-1        6.51     11/8/00      2,796,456
   800   Gannett Co., Inc.........................      A-1        6.52     11/8/00        798,986
   450   General Electric Capital Corp............     A-1+        6.50     11/8/00        449,431
 3,000   SBC Communications, Inc..................     A-1+        6.50     11/8/00      2,996,208
 2,871   Honeywell International, Inc.............      A-1        6.50     11/9/00      2,866,853
 2,605   Kellogg Co...............................     A-1+        6.55     11/9/00      2,601,208
 2,500   Receivables Capital Corp.................     A-1+        6.52     11/9/00      2,496,378
 2,500   Bavaria Universal Funding Corp...........      A-1        6.52    11/10/00      2,495,925
 1,490   Household Finance Corp...................      A-1        6.55    11/10/00      1,487,560

                       See Notes to Financial Statements                      41

Phoenix-Goodwin Money Market Fund

                                                     STANDARD
 FACE                                                & POORS
VALUE                                                 RATING     INTEREST  MATURITY
(000)                  DESCRIPTION                  (Unaudited)   RATE       DATE        VALUE
-------                -----------                  -----------  --------  ---------  ------------
 3,500   National Rural Utilities Corp............     A-1+        6.48%   11/13/00   $  3,492,440
   100   Campbell Soup Co.........................     A-1+        6.50    11/14/00         99,765
   850   Gannett Co., Inc.........................      A-1        6.50    11/14/00        848,005
   545   Private Export Funding Corp..............     A-1+        6.50    11/15/00        543,622
 1,486   Receivables Capital Corp.................     A-1+        6.55    11/15/00      1,482,215
 2,500   Special Purpose Accounts Receivable
         Cooperative Corp.........................      A-1        6.52    11/15/00      2,493,661
 3,300   Associates Corporation of North
         America..................................      A-1        6.57    11/16/00      3,290,966
 2,000   Special Purpose Accounts Receivable
         Cooperative Corp.........................      A-1        6.53    11/16/00      1,994,558
 3,000   Ford Motor Credit Co.....................      A-1        6.48    11/17/00      2,991,360
 3,500   Private Export Funding Corp..............     A-1+        6.53    11/17/00      3,489,842
 2,500   Gannett Co., Inc.........................      A-1        6.49    11/20/00      2,491,437
   940   Gannett Co., Inc.........................      A-1        6.50    11/20/00        936,775
 3,460   Kimberly-Clark Corp......................     A-1+        6.47    11/20/00      3,448,185
 1,563   Gannett Co., Inc.........................      A-1        6.50    11/21/00      1,557,356
 1,400   General Electric Capital Corp............     A-1+        6.50    11/21/00      1,394,944
 2,000   Lexington Parker Capital Co. LLC.........      A-1        6.52    11/21/00      1,992,756
 2,355   SBC Communications, Inc..................     A-1+        6.50    11/22/00      2,346,071
 2,200   SBC Communications, Inc..................     A-1+        6.51    11/27/00      2,189,656
 2,500   Wisconsin Electric Power Co..............     A-1+        6.48    11/27/00      2,488,300
   970   Colgate-Palmolive Co.....................      A-1        6.48    11/29/00        965,111
 3,000   General Electric Capital Corp............     A-1+        6.50    11/29/00      2,984,833
   110   Merrill Lynch & Co.......................     A-1+        6.50    11/29/00        109,444
                                                     STANDARD
 FACE                                                & POORS
VALUE                                                 RATING     INTEREST  MATURITY
(000)                  DESCRIPTION                  (Unaudited)   RATE       DATE        VALUE
-------                -----------                  -----------  --------  ---------  ------------
 2,550   Campbell Soup Co.........................     A-1+        6.50%    12/6/00   $  2,533,885
   480   Dupont (E.I.) Denemours & Co.............     A-1+        6.53     12/6/00        476,953
 3,000   General Electric Capital Corp............     A-1+        6.56     12/6/00      2,980,867
 3,000   Special Purpose Accounts Receivable
         Cooperative Corp.........................      A-1        6.52     12/6/00      2,980,983
   489   Campbell Soup Co.........................     A-1+        6.62     12/7/00        485,763
   800   Enterprise Funding Corp..................     A-1+        6.69     12/7/00        794,648
 1,188   Receivables Capital Corp.................     A-1+        6.51     12/7/00      1,180,266
 2,500   Private Export Funding Corp..............     A-1+        6.55     12/8/00      2,483,170
 4,000   Bellsouth Telecommunications, Inc........     A-1+        6.48    12/15/00      3,968,320
 1,400   General Electric Capital Corp............     A-1+        6.50    12/15/00      1,388,878
 1,122   Receivables Capital Corp.................     A-1+        6.55    12/15/00      1,113,018
 2,500   Kimberly-Clark Corp......................     A-1+        6.46    12/18/00      2,478,915
   366   Greenwich Funding Corp...................     A-1+        6.62      1/3/01        361,760
 2,500   Preferred Receivables Funding Corp.......      A-1        6.57      1/4/01      2,470,800
 3,500   Bank of America Corp.....................      A-1        6.58     1/11/01      3,454,580
   175   AT&T Corp................................     A-1+        6.52     1/12/01        172,718
 2,500   Goldman Sachs Group L.P..................     A-1+        6.52     1/19/01      2,464,231
 2,500   Goldman Sachs Group L.P..................     A-1+        6.56     1/19/01      2,464,011
 2,610   Household Finance Corp...................      A-1        6.53     1/30/01      2,567,392
 3,000   Lexington Parker Capital Co. LLC.........      A-1        6.50      3/1/01      2,935,000
 2,910   Private Export Funding Corp..............     A-1+        6.46     3/29/01      2,832,717

42                     See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                                                     STANDARD
 FACE                                                & POORS
VALUE                                                 RATING     INTEREST  MATURITY
(000)                  DESCRIPTION                  (Unaudited)   RATE       DATE        VALUE
-------                -----------                  -----------  --------  ---------  ------------
 3,215   Honeywell International, Inc.............      A-1        6.47%    3/30/01   $  3,128,907
 5,300   AT&T Corp................................     A-1+        7.27     6/14/01      5,306,024
--------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                                                 127,286,021
--------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES(c)--2.9%
 2,450   Associates Corporation of North
         America..................................      A+         5.85     1/15/01      2,445,792
 2,000   Beta Finance.............................      A+         6.82     2/15/01      1,999,118
 1,000   Bank of America Corp.....................      A+         5.75     3/15/01        996,511
--------------------------------------------------------------------------------------------------
TOTAL MEDIUM-TERM NOTES                                                                  5,441,421
--------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--5.2%
 3,500   Canadian Imperial Bank of Commerce.......      AA-        6.66     11/1/00      3,500,000
                                                     STANDARD
 FACE                                                & POORS
VALUE                                                 RATING     INTEREST  MATURITY
(000)                  DESCRIPTION                  (Unaudited)   RATE       DATE        VALUE
-------                -----------                  -----------  --------  ---------  ------------
 3,500   Bank of America Corp.....................      AA-        6.80%    12/1/00   $  3,500,194
 2,500   Canadian Imperial Bank of Commerce.......      AA-        6.52    12/13/00      2,500,000
--------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT                                                            9,500,194
--------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--102.1%
(IDENTIFIED COST $188,097,008)                        188,097,008(a)
Cash and receivables, less liabilities--(2.1%)         (3,921,129)
                                                     ------------
NET ASSETS--100.0%                                   $184,175,879
                                                     ============

(a) Federal Income Tax Information: At October 31, 2000, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c)  The interest rate shown is the coupon rate.

                       See Notes to Financial Statements                      43

Phoenix-Goodwin Money Market Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $188,097,008)                              $188,097,008
Cash                                                               120,970
Receivables
  Fund shares sold                                               1,263,296
  Interest                                                         973,740
  Investment securities sold                                       348,390
Prepaid expenses                                                     1,365
                                                              ------------
    Total assets                                               190,804,769
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased                                        6,252,429
  Dividend distribution                                            172,650
  Investment advisory fee                                           66,829
  Transfer agent fee                                                33,390
  Financial agent fee                                               17,434
  Distribution fee                                                  13,295
  Trustees' fee                                                     10,208
Accrued expenses                                                    62,655
                                                              ------------
    Total liabilities                                            6,628,890
                                                              ------------
NET ASSETS                                                    $184,175,879
                                                              ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $184,175,879
                                                              ------------
NET ASSETS                                                    $184,175,879
                                                              ============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $164,125,101)            164,125,101
Net asset value and offering price per share                         $1.00
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $18,616,241)              18,616,241
Net asset value and offering price per share                         $1.00
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,434,537)                1,434,537
Net asset value and offering price per share                         $1.00

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Interest                                                      $ 13,479,806
                                                              ------------
    Total investment income                                     13,479,806
                                                              ------------
EXPENSES
Investment advisory fee                                            870,439
Distribution fee, Class B                                          146,443
Distribution fee, Class C                                            8,750
Financial agent fee                                                212,837
Transfer agent                                                     470,675
Registration                                                        63,531
Custodian                                                           41,124
Printing                                                            36,009
Professional                                                        27,093
Trustees                                                            24,500
Miscellaneous                                                       10,535
                                                              ------------
    Total expenses                                               1,911,936
    Custodian fees paid indirectly                                 (11,224)
                                                              ------------
    Net expenses                                                 1,900,712
                                                              ------------
NET INVESTMENT INCOME                                         $ 11,579,094
                                                              ============

44                     See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                              Year Ended       Year Ended
                                               10/31/00         10/31/99
                                            --------------   --------------
FROM OPERATIONS
  NET INVESTMENT INCOME (LOSS)               $ 11,579,094     $  9,868,732
                                             ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A              (10,631,671)      (9,145,952)
  Net investment income, Class B                 (907,312)        (722,494)
  Net investment income, Class C                  (40,111)            (286)
                                             ------------     ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (11,579,094)      (9,868,732)
                                             ------------     ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,338,655,413 and 1,899,144,846
    shares, respectively)                   1,338,655,413    1,899,144,846
  Net asset value of shares issued from
    reinvestment of distributions
    (9,576,749 and 8,113,952 shares,
    respectively)                               9,576,749        8,113,952
  Cost of shares repurchased
    (1,389,172,903 and 1,897,484,874
    shares, respectively)                   (1,389,172,903)  (1,897,484,874)
                                             ------------     ------------
Total                                         (40,940,741)       9,773,924
                                             ------------     ------------
CLASS B
  Proceeds from sales of shares
    (74,694,373 and 74,245,737 shares,
    respectively)                              74,694,373       74,245,737
  Net asset value of shares issued from
    reinvestment of distributions
    (742,970 and 599,130 shares,
    respectively)                                 742,970          599,130
  Cost of shares repurchased (76,874,626
    and 74,769,104 shares, respectively)      (76,874,626)     (74,769,104)
                                             ------------     ------------
Total                                          (1,437,283)          75,763
                                             ------------     ------------
CLASS C
  Proceeds from sales of shares
    (4,634,976 and 144,728 shares,
    respectively)                               4,634,976          144,728
  Net asset value of shares issued from
    reinvestment of distributions
    (34,202 and 194 shares,
    respectively)                                  34,202              194
  Cost of shares repurchased (3,379,563
    and 0 shares, respectively)                (3,379,563)              --
                                             ------------     ------------
Total                                           1,289,615          144,922
                                             ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                        (41,088,409)       9,994,609
                                             ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS       (41,088,409)       9,994,609

NET ASSETS
  Beginning of period                         225,264,288      215,269,679
                                             ------------     ------------
  END OF PERIOD                              $184,175,879     $225,264,288
                                             ============     ============

                       See Notes to Financial Statements                      45

Phoenix-Goodwin Money Market Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS A
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        0.054         0.044         0.049         0.048         0.047
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                0.054         0.044         0.049         0.048         0.047
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income               (0.054)       (0.044)       (0.049)       (0.048)       (0.047)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                                --            --            --            --            --
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                  =========     =========     =========     =========     =========
Total return(1)                                        5.59%         4.47%         5.00%         4.76%         4.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $164,125      $205,066      $195,292      $188,695      $192,859

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   0.80%(3)      0.77%(3)      0.73%         0.79%         0.84%
  Net investment income                                5.41%         4.41%         4.90%         4.76%         4.68%

                                                                               CLASS B
                                                  -----------------------------------------------------------------

                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        0.047         0.036         0.041         0.040         0.039
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                0.047         0.036         0.041         0.040         0.039
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income               (0.047)       (0.036)       (0.041)       (0.040)       (0.039)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                                --            --            --            --            --
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                  =========     =========     =========     =========     =========
Total return(1)                                        4.80%         3.69%         4.22%         4.02%         3.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $18,616       $20,054       $19,978       $15,013       $10,223

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.56%(3)      1.52%(3)      1.48%         1.55%         1.59%
  Net investment income                                4.65%         3.66%         4.15%         4.02%         3.92%

                                                       CLASS C
                                               -----------------------
                                                               FROM
                                                             INCEPTION
                                                 YEAR        10/12/99
                                                 ENDED          TO
                                               10/31/00      10/31/99
Net asset value, beginning of period            $ 1.00        $  1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   0.044          0.003
                                                ------        -------
      TOTAL FROM INVESTMENT OPERATIONS           0.044          0.003
                                                ------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.044)        (0.003)
                                                ------        -------
Change in net asset value                           --             --
                                                ------        -------
NET ASSET VALUE, END OF PERIOD                  $ 1.00        $  1.00
                                                ======        =======
Total return(1)                                   4.55%          0.19%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $1,435           $145
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              1.83%(3)       1.82%(1)(3)
  Net investment income                           4.56%          3.95%(1)

(1)  Annualized.
(2)  Not annualized.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

46                     See Notes to Financial Statements

PHOENIX-OAKHURST BALANCED FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Oakhurst Balanced Fund is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty.

Q: CAN YOU PROVIDE A BRIEF OVERVIEW OF THE EQUITY MARKETS OVER THE LAST 12
MONTHS?

A: From October 31, 1999 to October 31, 2000, the market represented by the large-cap S&P 500 Index(1) returned a total of 6.05%. During the past 12 months, we have witnessed unprecedented volatility and two distinctly different moods in the equity market. It was indeed the best of times and worst of times. It was a tale of two markets. The peak in the S&P during this period was reached on March
24. From October 31, 1999 to March 24, 2000, the S&P returned 12.63%. However, the S&P's total return was a negative 5.81% from March 24 through October 31 of 2000. During the first period, investors were enthusiastic about the economy. Technology stocks were especially favored during this time. It was thought that the advance of Internet technology would unleash great gains in productivity. Hence, spending on Internet-enabling technologies would grow at elevated levels for extended periods. During the second period, investors increasingly came to the realization that the economy would slow as the Federal Reserve embarked in a series of interest rate hikes. As a result, technology stocks began to correct from very high valuation levels.

    Performance leaders were also quite distinct for the above-mentioned two periods. Technology was the singular focus of investors before mid-March. Companies involved in telecommunication equipment, Internet software and semiconductors were bid up to extremely high levels. From October 31, 1999 to March 10, 2000, the Nasdaq(2) composite, heavily populated by technology issues, was up 70.3%. However, from March 10 through October 31, 2000, the Nasdaq has since corrected 33.2%. As technology stocks were falling, investors sought other areas of relative earnings stability. Since March, health-care stocks performed extremely well. Drug stocks continued to deliver stable earnings growth. HMOs were able to raise prices above their cost inflation. With surging oil prices and a shortage of electrical generating capacity, oil companies and utility stocks performed strongly.

Q: HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A: The Phoenix-Oakhurst Balanced Fund Class A shares returned 7.13% and Class B shares returned 6.29% for the fiscal year ended October 31, 2000 compared with a return of 6.86% for a benchmark index.(3) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

(1) THE S&P 500 INDEX MEASURES STOCK MARKET TOTAL-RETURN PERFORMANCE.
(2) THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN
PERFORMANCE.
 THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.
(3) THE BENCHMARK INDEX IS MADE UP OF 60% OF THE S&P 500 INDEX AND 40% OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THE LEHMAN BROTHERS AGGREGATE BOND INDEX MEASURES BROAD BOND MARKET TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

    The equity portion of the Phoenix-Oakhurst Balanced Fund performed quite well during the past 12 months. With good diversification and stock picking, returns were steady relative to the S&P all year. During the first period before March, equity performance lagged the S&P slightly as we believed technology stocks were overvalued and hence the portfolio was under represented in such issues. As technology stocks began to correct after March, our overweighting in health-care and energy stocks allowed the Fund to outperform the S&P 500.

    The bond portion of the Fund also performed well over the reporting period. Some of the best contributors to performance were our holdings in commercial mortgage-backed securities and taxable municipals.

Q: HAVE ANY CHANGES TO THE FUND'S ASSET ALLOCATION BEEN MADE?

A: No. As part of our investment philosophy, we do not believe in trying to time the market. Our mandate is to remain approximately 60% invested in equities and 40% in bonds. On the fixed-income side, we maintain a duration equal to our benchmark index.

Q: WHAT IS YOUR OUTLOOK?

A: Our outlook for the equity market has become increasingly positive. As the economy slows, corporate profit is inevitably slowing as well. We are seeing more earnings disappointments today than the past 12 months. However, stock valuation in selected areas has become attractive, which provides a more fertile ground for stock-picking. In addition, with the Fed funds rate at 6.5%, we believe that any serious slowdown in the economy would cause the Federal Reserve to lower interest rate aggressively. This would lend support for equity valuations.

    We believe the outlook for the fixed-income markets is favorable for long-term investors. Our favorable long-term outlook for fixed-income as an asset class, particularly in the non-Treasury sectors, is driven by a combination of attractive valuations and improving fundamentals. The bond markets should benefit from a slowing economy, moderating core inflation and a less restrictive Federal Reserve policy. While we are bullish on bonds long term, our near-term outlook is cautious given the volatility associated with such variables as energy prices and the direction of the euro.

                                                               NOVEMBER 27, 2000

Phoenix-Oakhurst Balanced Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/00

                                                              INCEPTION    INCEPTION
                                1 YEAR   5 YEARS   10 YEARS  TO 10/31/00      DATE
                                -------  --------  --------  -----------  ------------
Class A Shares at NAV(2)          7.13%    12.44%    11.83%         --            --
Class A Shares at POP(3)          0.97     11.12     11.17          --            --
Class B Shares at NAV(2)          6.29     11.60        --       11.56%      7/15/94
Class B Shares with CDSC(4)       2.37     11.60        --       11.56       7/15/94
Balanced Benchmark(7)             6.86     15.67     14.96       16.28        Note 5
S&P 500 Index(8)                  6.05     21.75     19.48       22.24       7/15/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5)  Index information from 7/31/94 to 10/31/00.
(6) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charge.
(7) The Balanced Benchmark is a composited index made up of 60% of the S&P 500 Index return and 40% of the Lehman Brothers Aggregate Bond Index return. The index's performance does not reflect sales charges.
(8) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 10/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-OAKHURST
        BALANCED FUND      BALANCED      S&P
          CLASS A(6)     BENCHMARK(7)    500
                                       INDEX(8)
10/90           $ 9,425      $ 10,000  $ 10,000
10/91          $ 11,900      $ 12,632  $ 13,351
10/92          $ 13,062      $ 13,903  $ 14,680
10/93          $ 14,357      $ 15,812  $ 16,867
10/94          $ 13,887      $ 15,951  $ 17,530
10/95          $ 16,041      $ 19,471  $ 22,161
10/96          $ 17,971      $ 22,707  $ 27,523
10/97          $ 21,214      $ 27,865  $ 36,421
10/98          $ 23,056      $ 32,732  $ 44,439
10/99          $ 26,913      $ 37,725  $ 55,899
10/00          $ 28,832      $ 40,312  $ 59,281

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/90 in Class A and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       10/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          27%
Financials          19%
Health-Care         12%
Consumer Staples    12%
Capital Goods       12%
Energy               8%
Consumer Cyclicals   5%
Other                5%

Phoenix-Oakhurst Balanced Fund

 TEN LARGEST EQUITY HOLDINGS AT OCTOBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)

    1.  General Electric Co.                                           3.0%
        DEVELOPS, MANUFACTURES AND MARKETS A VARIETY OF CONSUMER
        AND INDUSTRIAL PRODUCTS
    2.  Tyco International Ltd. (Bermuda)                              2.7%
        DIVERSIFIED MANUFACTURING AND SERVICE COMPANY
    3.  Microsoft Corp.                                                2.3%
        PRODUCES SOFTWARE FOR MICROCOMPUTERS
    4.  Citigroup, Inc.                                                2.2%
        DIVERSIFIED FINANCIAL SERVICES COMPANY
    5.  PepsiCo, Inc.                                                  2.0%
        MARKETS SOFT DRINKS AND SNACK FOODS
    6.  International Business Machines Corp.                          1.9%
        LARGEST MANUFACTURER OF BUSINESS MACHINES
    7.  American International Group, Inc.                             1.9%
        INTERNATIONAL INSURANCE HOLDING COMPANY
    8.  Pfizer, Inc.                                                   1.6%
        CONSUMER HEALTH CARE AND SPECIALTY CHEMICAL MANUFACTURER
    9.  Morgan Stanley Dean Witter & Co.                               1.6%
        FINANCIAL SERVICES PROVIDER
   10.  Compaq Computer Corp.                                          1.6%
        MANUFACTURER OF COMPUTER SYSTEMS

                        INVESTMENTS AT OCTOBER 31, 2000

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
U.S. GOVERNMENT SECURITIES--0.9%

U.S. TREASURY BONDS--0.1%
U.S. Treasury Bonds 5.25%, 2/15/29......      AAA       $   750   $      683,470
U.S. TREASURY NOTES--0.8%
U.S. Treasury Notes 6%, 8/15/09.........      AAA        12,020       12,144,803
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $12,327,793)                                         12,828,273
--------------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--3.7%

Fannie Mae 7.125%, 2/15/05..............      AAA         2,000        2,044,576
GNMA 6.50%, '23-'28.....................      AAA        53,731       52,370,136
--------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $54,655,839)                                         54,414,712
--------------------------------------------------------------------------------
AGENCY NON MORTGAGE-BACKED
SECURITIES--2.1%

Fannie Mae 6.625%, 9/15/09,
9/15/09.................................      AAA        15,740       15,676,615

Freddie Mac 6.625%, 9/15/09,
9/15/09.................................      AAA        15,000       14,888,925
--------------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $30,704,468)                                         30,565,540
--------------------------------------------------------------------------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------

MUNICIPAL BONDS--6.3%

CALIFORNIA--2.0%
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.50%, 10/1/19..........................      AAA       $ 1,100   $      977,801

Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.60%, 10/1/29..........................      AAA         2,750        2,411,365

Fresno County Pension Obligation Revenue
Taxable 6.21%, 8/15/06..................      AAA         3,820        3,685,994

Kern County Pension Obligation Revenue
Taxable 7.26%, 8/15/14..................      AAA         2,580        2,537,868

Los Angeles County Pension Obligation
Taxable Series A 8.49% 6/30/04..........      AAA         2,000        2,107,560

Pasadena Pension Funding Revenue Taxable
Series A 6.95%, 5/15/07.................      AAA         1,915        1,907,168

Pasadena Pension Funding Revenue Taxable
Series A 7%, 5/15/08....................      AAA         3,435        3,414,390

Pasadena Pension Funding Revenue Taxable
Series A 7.05%, 5/15/09.................      AAA         2,500        2,479,450

Pasadena Pension Funding Revenue Taxable
Series A 7.15%, 5/15/11.................      AAA           565          558,226

50                     See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
CALIFORNIA--CONTINUED
San Bernardino County Pension Obligation
Revenue Taxable 6.87%, 8/1/08...........      AAA       $ 1,530   $    1,508,825

Sonoma County Pension Obligation Revenue
Taxable 6.625%, 6/1/13..................      AAA         4,265        3,993,021
Ventura County Pension Obligation
Taxable 6.58%, 11/1/06..................      AAA         3,560        3,495,920
                                                                  --------------
                                                                      29,077,588
                                                                  --------------

COLORADO--0.2%
Denver City and County School District
01 Pension Taxable 6.76%, 12/15/07......      AAA         2,000        1,970,440

FLORIDA--1.1%
Miami Beach Special Obligation Revenue
Taxable 8.60%, 9/1/21...................      AAA        11,675       12,250,461
Tampa Solid Waste System Revenue Taxable
Series A 6.23%, 10/1/05.................      AAA         1,970        1,900,026
University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20..........      AAA         2,120        2,056,167
                                                                  --------------
                                                                      16,206,654
                                                                  --------------

MASSACHUSETTS--0.2%
Massachusetts Port Authority Revenue
Taxable Series C 6.05%, 7/1/02..........      AA-         3,340        3,307,535

NEW JERSEY--0.3%
New Jersey Sports & Exposition Authority
Taxable Series A 6.75%, 3/01/12.........      AAA         5,000        4,762,550

NEW YORK--0.6%
New York State Taxable Series C 6.35%,
3/1/07..................................      AAA         9,290        8,970,331

OREGON--0.3%
Multnomah County Pension Revenue Taxable
7.25%, 6/01/11..........................     Aaa(d)       3,000        2,985,690

Portland Pension Revenue Taxable Series
C 7.32%, 6/1/08.........................     Aaa(d)       1,000        1,012,470
                                                                  --------------
                                                                       3,998,160
                                                                  --------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------

PENNSYLVANIA--1.1%
Philadelphia Authority For Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A 5.79%,
4/15/09.................................      AAA       $ 8,500   $    7,759,565

Pittsburgh Pension Obligation Taxable
Series C 6.50%, 3/1/17..................      AAA         9,245        8,326,324
                                                                  --------------
                                                                      16,085,889
                                                                  --------------

TEXAS--0.5%
Dallas-Fort Worth International Airport
Facilities Improvement Revenue Taxable
6.50%, 11/1/09..........................      AAA         1,900        1,815,545

Dallas-Fort Worth International Airport
Facilities Improvement Revenue Taxable
6.60%, 11/1/12..........................      AAA         5,750        5,404,425
                                                                  --------------
                                                                       7,219,970
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $95,544,649)                                         91,599,117
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.8%
AESOP Funding II LLC 97-1A, A2 6.40%,
10/20/03................................      AAA         9,250        9,206,560

Associates Manufactured Housing Pass
Through 97-2, A6 7.075%, 3/15/28........      AAA         3,000        2,899,413

Capita Equipment Receivables Trust 97-1,
B 6.45%, 8/15/02........................       A+         5,020        4,988,625

Case Equipment Loan Trust 98-A, A4
5.83%, 2/15/05..........................      AAA         8,280        8,198,345

Ford Credit Auto Owner Trust 99-B, A4
5.80%, 6/15/02..........................      AAA         3,000        2,985,234

Green Tree Financial Corp. 96-2, M1
7.60%, 4/15/27..........................      AA-         9,250        9,034,483

Honda Auto Lease Trust 99-A, A5 6.65%,
7/15/05.................................      AAA         5,500        5,479,481

Premier Auto Trust 98-3, B 6.14%,
9/8/04..................................       A+         4,000        3,949,413

                       See Notes to Financial Statements                      51

Phoenix-Oakhurst Balanced Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
Triangle Funding Ltd. 98-2A, 3 8.65%,
10/15/04(e).............................      BBB       $ 8,000   $    7,972,688
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $55,379,905)                                         54,714,242
--------------------------------------------------------------------------------

CORPORATE BONDS--4.6%

AIRLINES--0.3%
Northwest Airlines Corp. Series 00-1, G
8.072%, 10/1/19.........................      AAA         3,620        3,739,532

BANKS (MAJOR REGIONAL)--0.4%
U.S. Bank of Minnesota N.A. 6.30%,
7/15/08.................................       A          3,000        2,771,880

Wachovia Corp. 5.625%, 12/15/08.........       A+         3,000        2,659,944
                                                                  --------------
                                                                       5,431,824
                                                                  --------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.3%
CSC Holdings, Inc. 7.25%, 7/15/08.......      BB+         2,665        2,477,086

Charter Communications Holdings LLC
8.625%, 4/1/09..........................       B+         2,000        1,810,000
                                                                  --------------
                                                                       4,287,086
                                                                  --------------

COMMUNICATIONS EQUIPMENT--0.1%
Williams Communications Group, Inc.
10.875%, 10/1/09........................       B+         2,350        1,991,625

COMPUTERS (SOFTWARE & SERVICES)--0.2%
Computer Associates International, Inc.
Series B 6.375%, 4/15/05................      BBB+        3,590        3,316,560

ENTERTAINMENT--0.3%
Capitol Records, Inc. 144A 8.375%,
8/15/09(c)..............................      BBB+        4,600        4,749,058

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.7%
Horseshoe Gaming Holdings Corp. Series B
8.625%, 5/15/09.........................       B+         2,500        2,425,000

Isle of Capri Casinos, Inc. 8.75%,
4/15/09.................................       B          2,000        1,825,000

MGM Mirage, Inc. 9.75%, 6/1/07..........      BB+         1,650        1,691,250
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--CONTINUED

Park Place Entertainment Corp. 9.375%,
2/15/07.................................      BB+       $ 4,000   $    4,030,000
                                                                  --------------
                                                                       9,971,250
                                                                  --------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.2%
Tenet Healthcare Corp. 8%, 1/15/05......      BB+         3,365        3,327,144

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
Boston Scientific Corp. 6.625%,
3/15/05.................................      BBB         3,250        3,051,796

HEALTH CARE (SPECIALIZED SERVICES)--0.2%
HEALTHSOUTH Corp. 144A 10.75%,
10/1/08(c)..............................      BB+         2,500        2,520,555

INSURANCE (MULTI-LINE)--0.0%
Willis Corroon Corp. 9%, 2/1/09.........       B+           740          675,250

LEISURE TIME (PRODUCTS)--0.2%
Bally Total Fitness Holding Corp. Series
D 9.875%, 10/15/07......................       B-         2,900        2,711,500

PAPER & FOREST PRODUCTS--0.2%
Buckeye Technologies, Inc. 9.25%,
9/15/08.................................      BB-         2,265        2,276,325

RETAIL (FOOD CHAINS)--0.1%
Kroger Co. 7.45%, 3/1/08................      BBB-        1,290        1,248,880

SERVICES (COMMERCIAL & CONSUMER)--0.1%
United Rentals, Inc. Series B 8.80%,
8/15/08.................................      BB-         1,570        1,263,850

United Rentals, Inc. Series B 9.50%,
6/1/08..................................      BB-           935          771,375
                                                                  --------------
                                                                       2,035,225
                                                                  --------------

SHIPPING--0.2%
Teekay Shipping Corp. 8.32%, 2/1/08.....      BB+         2,640        2,508,000

TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
Nextlink Communications, Inc. 10.75%,
11/15/08................................       B          2,000        1,760,000

TELEPHONE--0.5%
Century Telephone Enterprises, Inc.
Series F 6.30%, 1/15/08.................      BBB+        3,000        2,652,582

52                     See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
TELEPHONE--CONTINUED
Qwest Communications International, Inc.
Series B 7.50%, 11/1/08.................      BB+       $ 4,300   $    4,257,258
                                                                  --------------
                                                                       6,909,840
                                                                  --------------

TEXTILES (HOME FURNISHINGS)--0.2%
Westpoint Stevens, Inc. 7.875%,
6/15/05.................................       BB         3,465        2,581,425

TRUCKS & PARTS--0.1%
Cummins Engine, Inc. 6.45%, 3/1/05......      BBB+        2,060        1,892,436
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $70,612,631)                                         66,985,311
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--8.7%

CS First Boston Mortgage Securities
Corp. 97-C2, B 6.72%, 11/17/07..........     Aa(d)        9,000        8,738,964

CS First Boston Mortgage Securities
Corp. 98-C1, A1B 6.48%, 5/17/08.........      AAA         7,900        7,613,277

Commercial Mortgage Asset Trust 99-C1 D
7.35%, 10/17/13.........................      BBB         2,100        1,926,750

DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31.....................     Aaa(d)       3,000        2,847,187
DLJ Commercial Mortgage Corp. 99-CG1,
A1B 6.46%, 1/10/09......................     Aaa(d)      10,300        9,894,437

DLJ Mortgage Acceptance Corp. 96-CF1,
A1B 7.58%, 2/12/06......................      AAA         6,550        6,638,016

DLJ Mortgage Acceptance Corp. 97-CF2, A2
6.84%, 9/15/07..........................       AA           750          732,422

First Union - Lehman Brothers Commercial
Mortgage 97-C1, B 7.43%, 4/18/07........     Aa(d)       11,807       11,880,751
Fleet Credit Card Master Trust II,
2000-C Class A 7.02%, 2/15/08...........      AAA         8,135        8,225,063

G.E. Capital Mortgage Services, Inc.
96-8, 1M 7.25%, 5/25/26.................       AA         5,158        5,035,124
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------

GMAC Commercial Mortgage Securities,
Inc. 97-C2, B 6.703%, 12/15/07..........     Aa(d)      $ 5,000   $    4,782,812

LB Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/08..............      AAA        10,060        9,556,073

LB Commercial Conduit Mortgage Trust
99-C2, A2 7.325%, 9/15/09...............     Aaa(d)       4,855        4,888,378

Lehman Large Loan 97-LLI, B 6.95%,
3/12/07.................................      AA+        10,825       10,540,844

Nationslink Funding Corp. 96-1, B 7.69%,
12/20/05................................       AA         6,157        6,257,513

Prudential Home Mortgage Securities
93-L, 2B3 6.641%, 12/25/23..............      A(d)        5,000        4,870,313

Residential Funding Mortgage Securities
I 96-S1, A11 7.10%, 1/25/26.............      AAA         6,600        6,404,063

Residential Funding Mortgage Securities
I 96-S4, M1 7.25%, 2/25/26..............       AA         5,675        5,527,572

Residential Funding Mortgage Securities
I 96-S8, A4 6.75%, 3/25/11..............      AAA         1,752        1,702,661

Securitized Asset Sales, Inc. 93-J, 2B
6.808%, 11/28/23........................     AAA(d)       9,054        8,767,855
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $129,017,898)                                       126,830,075
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--4.5%

CHILE--0.5%
Republic of Chile 6.875% 04/28/09.......       A-         8,200        7,582,433

CROATIA--0.6%
Croatia Series A 7.75%, 7/31/10(e)......      BBB-        5,277        4,881,474
Croatia Series B 7.75%, 7/31/06(e)......      BBB-        4,111        3,915,572
                                                                  --------------
                                                                       8,797,046
                                                                  --------------

EL SALVADOR--0.5%
Republic of El Salvador 144A 9.50%,
8/15/06(c)..............................      BB+         7,000        7,280,000

MEXICO--1.1%
United Mexican States Global Bond
10.375%, 2/17/09........................      BB+         4,500        4,792,500

                       See Notes to Financial Statements                      53

Phoenix-Oakhurst Balanced Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
MEXICO--CONTINUED
United Mexican States Global Bond
11.375%, 9/15/16........................      BB+       $ 1,000   $    1,135,750

United Mexican States Global Bond
11.50%, 5/15/26.........................      BB+         8,675       10,249,512
                                                                  --------------
                                                                      16,177,762
                                                                  --------------
POLAND--1.1%
Poland Bearer PDI 6%, 10/27/14(e).......      BBB+       17,470       16,170,669
SOUTH KOREA--0.3%
Republic of Korea 8.875%, 4/15/08.......      BBB         4,000        4,180,000

URUGUAY--0.4%
Republic of Uruguay 7.25%, 5/4/09.......      BBB-        6,900        6,141,000
--------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $65,824,821)                                         66,328,910
--------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--2.0%

BERMUDA--0.2%
Global Crossing Holdings Ltd. 9.125%,
11/15/06................................       BB         3,000        2,876,250
CAYMAN ISLANDS--0.4%
Pemex Finance Ltd. 7.33%, 5/15/12.......      AAA         5,225        5,223,955

CHILE--0.4%
Compania Sud Americana de Vapores 144A
7.375%, 12/8/03(c)......................      BBB         4,500        4,355,820

Petropower I Funding Trust 144A 7.36%,
2/15/14(c)..............................      BBB         2,368        2,074,877
                                                                  --------------
                                                                       6,430,697
                                                                  --------------

LUXEMBOURG--0.4%
Tyco International Group SA 6.375%,
6/15/05.................................       A-         6,700        6,482,739

MEXICO--0.2%
Cemex SA de CV 144A 8.625%,
7/18/03(c)..............................      BBB-          500          500,000
Grupo Iusacell SA de CV 14.25%,
12/1/06.................................       B+         2,000        2,020,000
                                                                  --------------
                                                                       2,520,000
                                                                  --------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------

NETHERLANDS--0.4%
Deutsche Telekom International Finance
BV 8%, 6/15/10..........................       A-       $ 3,300   $    3,370,815

HSBC Capital Funding LP 144A 9.547%,
12/29/49(c).............................       A-         2,000        2,120,660
                                                                  --------------
                                                                       5,491,475
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $29,238,912)                                         29,025,116
--------------------------------------------------------------------------------

                                                         SHARES
                                                        --------
PREFERRED STOCKS--0.5%

AGENCY NON MORTGAGE-BACKED SECURITIES--0.5%
Home Ownership Funding 2, Step-down Pfd.
144A 13.338%(c)(e)......................                 10,000        7,606,000
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $7,888,165)                                           7,606,000
--------------------------------------------------------------------------------

COMMON STOCKS--51.7%

AEROSPACE/DEFENSE--0.7%
General Dynamics Corp...................                135,000        9,660,937

BANKS (MAJOR REGIONAL)--1.9%
FleetBoston Financial Corp..............                344,000       13,072,000
Wells Fargo & Co........................                303,600       14,060,475
                                                                  --------------
                                                                      27,132,475
                                                                  --------------

BANKS (MONEY CENTER)--1.1%
Bank of America Corp....................                338,500       16,269,156

BROADCASTING (TELEVISION, RADIO & CABLE)--1.3%
AT&T Corp.- Liberty Media Corp.
Class A(b)..............................                333,400        6,001,200

Clear Channel Communications, Inc.(b)...                222,470       13,362,104
                                                                  --------------
                                                                      19,363,304
                                                                  --------------

CHEMICALS--0.4%
Du Pont (E.I.) de Nemours & Co..........                140,000        6,352,500

54                     See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                                         SHARES       VALUE
                                                        --------  --------------
CHEMICALS (SPECIALTY)--0.2%
Ecolab, Inc.............................                 65,000   $    2,547,187
COMMUNICATIONS EQUIPMENT--2.1%
ADC Telecommunications, Inc.(b).........                293,000        6,262,875
ADTRAN, Inc.(b).........................                194,400        7,387,200
Corning, Inc............................                 48,300        3,694,950
Harris Corp.............................                155,000        4,911,562
Tellabs, Inc.(b)........................                171,100        8,544,306
                                                                  --------------
                                                                      30,800,893
                                                                  --------------

COMPUTERS (HARDWARE)--3.5%
Compaq Computer Corp....................                767,800       23,348,798
International Business Machines Corp....                284,400       28,013,400
                                                                  --------------
                                                                      51,362,198
                                                                  --------------

COMPUTERS (NETWORKING)--1.6%
Cisco Systems, Inc.(b)..................                425,900       22,945,362

COMPUTERS (SOFTWARE & SERVICES)--3.6%
Affiliated Computer Services, Inc.(b)...                 80,000        4,455,000
America Online, Inc.(b).................                209,800       10,580,214
American Management Systems, Inc.(b)....                172,100        3,721,662
Microsoft Corp.(b)......................                496,600       34,203,325
                                                                  --------------
                                                                      52,960,201
                                                                  --------------
DISTRIBUTORS (FOOD & HEALTH)--1.4%
Cardinal Health, Inc....................                210,900       19,982,775

ELECTRIC COMPANIES--0.6%
Duke Energy Corp........................                 95,000        8,211,562

ELECTRICAL EQUIPMENT--3.0%
General Electric Co.....................                787,200       43,148,400
ELECTRONICS (INSTRUMENTATION)--0.5%
Waters Corp.(b).........................                104,800        7,604,550

ELECTRONICS (SEMICONDUCTORS)--1.2%
Intel Corp..............................                144,500        6,502,500
Micron Technology, Inc.(b)..............                334,300       11,616,925
                                                                  --------------
                                                                      18,119,425
                                                                  --------------

ENTERTAINMENT--0.9%
Viacom, Inc. Class B(b).................                234,034       13,310,684

FINANCIAL (DIVERSIFIED)--4.5%
Citigroup, Inc..........................                599,801       31,564,528
Freddie Mac.............................                172,000       10,320,000

                                                         SHARES       VALUE
                                                        --------  --------------
FINANCIAL (DIVERSIFIED)--CONTINUED
Morgan Stanley Dean Witter & Co.........                291,800   $   23,435,187
                                                                  --------------
                                                                      65,319,715
                                                                  --------------

FOODS--2.3%
Dean Foods Co...........................                 85,000        2,720,000
PepsiCo, Inc............................                590,500       28,602,344
Suiza Foods Corp.(b)....................                 55,000        2,547,187
                                                                  --------------
                                                                      33,869,531
                                                                  --------------

HEALTH CARE (DIVERSIFIED)--2.0%
Abbott Laboratories.....................                314,300       16,598,969
Bristol-Myers Squibb Co.................                195,500       11,913,281
                                                                  --------------
                                                                      28,512,250
                                                                  --------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.4%
Pfizer, Inc.............................                543,000       23,450,813
QLT, Inc.(b)............................                 29,800        1,482,084
Schering-Plough Corp....................                196,500       10,156,594
                                                                  --------------
                                                                      35,089,491
                                                                  --------------

HEALTH CARE (GENERIC AND OTHER)--0.9%
Alpharma, Inc. Class A..................                 98,000        3,803,625
King Pharmaceuticals, Inc.(b)...........                203,600        9,123,825
                                                                  --------------
                                                                      12,927,450
                                                                  --------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.7%
HCA-The Healthcare Co...................                155,000        6,190,313

Health Management Associates, Inc. Class
A(b)....................................                218,500        4,329,031
                                                                  --------------
                                                                      10,519,344
                                                                  --------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.5%
Bard (C.R.), Inc........................                191,000        7,998,125

HOUSEHOLD PRODUCTS (NON-DURABLE)--0.4%
Kimberly-Clark Corp.....................                 89,000        5,874,000

INSURANCE (MULTI-LINE)--1.9%
American International Group, Inc.......                284,200       27,851,600

OIL & GAS (DRILLING & EQUIPMENT)--1.8%
Baker Hughes, Inc.......................                124,700        4,286,563
Diamond Offshore Drilling, Inc..........                 88,200        3,048,413
Halliburton Co..........................                 99,500        3,687,719
Schlumberger Ltd........................                 57,000        4,339,125

                       See Notes to Financial Statements                      55

Phoenix-Oakhurst Balanced Fund

                                                         SHARES       VALUE
                                                        --------  --------------
OIL & GAS (DRILLING & EQUIPMENT)--CONTINUED
Tidewater, Inc..........................                141,800   $    6,549,388
Transocean Sedco Forex, Inc.............                 93,999        4,981,947
                                                                  --------------
                                                                      26,893,155
                                                                  --------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.7%
Anadarko Petroleum Corp.................                 87,700        5,617,185
Unocal Corp.............................                143,000        4,879,875
                                                                  --------------
                                                                      10,497,060
                                                                  --------------
OIL (DOMESTIC INTEGRATED)--0.5%
Conoco, Inc. Class A....................                309,200        7,981,225

OIL (INTERNATIONAL INTEGRATED)--1.0%
Chevron Corp............................                 59,000        4,845,375
Exxon Mobil Corp........................                109,900        9,801,706
                                                                  --------------
                                                                      14,647,081
                                                                  --------------

PAPER & FOREST PRODUCTS--0.3%
International Paper Co..................                104,000        3,809,000

RETAIL (COMPUTERS & ELECTRONICS)--1.2%
Tech Data Corp.(b)......................                419,700       17,470,013

RETAIL (FOOD CHAINS)--0.5%
Safeway, Inc.(b)........................                131,700        7,202,344

RETAIL (GENERAL MERCHANDISE)--1.0%
Wal-Mart Stores, Inc....................                314,100       14,252,288
SERVICES (COMMERCIAL & CONSUMER)--0.7%
Cendant Corp.(b)........................                454,800        5,457,600
Viad Corp...............................                242,600        5,185,575
                                                                  --------------
                                                                      10,643,175
                                                                  --------------

SERVICES (COMPUTER SYSTEMS)--1.2%
Computer Sciences Corp.(b)..............                118,800        7,484,400
Electronic Data Systems Corp............                200,000        9,387,500
                                                                  --------------
                                                                      16,871,900
                                                                  --------------
SERVICES (DATA PROCESSING)--1.3%
CheckFree Corp.(b)......................                124,900        6,213,775
Fiserv, Inc.(b).........................                232,800       12,207,450
                                                                  --------------
                                                                      18,421,225
                                                                  --------------

                                                         SHARES       VALUE
                                                        --------  --------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
WorldCom, Inc.(b).......................                253,900   $    6,030,117

TELEPHONE--1.5%
SBC Communications, Inc.................                262,300       15,131,431
Verizon Communications..................                121,000        6,995,313
                                                                  --------------
                                                                      22,126,744
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $584,525,241)                                       754,578,442
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS--4.4%

COMPUTERS (SOFTWARE & SERVICES)--0.6%
Check Point Software Technologies Ltd.
(Israel)(b).............................                 52,000        8,235,500

ELECTRICAL EQUIPMENT--0.4%
SONY Corp. ADR (Japan)..................                 63,800        5,295,400

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.4%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)............................                121,800        6,325,987

MANUFACTURING (DIVERSIFIED)--2.7%
Tyco International Ltd. (Bermuda).......                702,600       39,828,638

OIL & GAS (DRILLING & EQUIPMENT)--0.3%
Petroleum Geo-Services ASA ADR
(Norway)(b).............................                279,100        3,820,181
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $40,015,661)                                         63,505,706
--------------------------------------------------------------------------------

UNIT INVESTMENT TRUSTS--1.4%

S&P 500 Depository Receipts.............                143,500       20,529,469
--------------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $18,854,987)                                         20,529,469
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--94.6%
(IDENTIFIED COST $1,194,590,970)                                   1,379,510,913
--------------------------------------------------------------------------------

56                     See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
SHORT-TERM OBLIGATIONS--4.8%

COMMERCIAL PAPER--4.6%
Household Finance Corp. 6.62%,
11/1/00.................................      A-1+      $10,000   $   10,000,000

Sara Lee Corp 6.49%, 11/2/00............      A-1+        9,150        9,148,350

United Technologies Corp. 6.48%
11/2/00.................................      A-1+        3,000        2,999,460

Greenwich Funding Corp. 6.51%,
11/3/00.................................      A-1+          815          814,705
Pfizer, Inc. 6.49%, 11/3/00.............      A-1+        2,500        2,499,099

Wisconsin Electric Power 6.48%,
11/6/00.................................      A-1+        3,100        3,097,210

American Home Products Corp. 6.55%,
11/8/00.................................      A-1         5,000        4,993,632
Private Export Funding Corp. 6.47%,
11/8/00.................................      A-1+        3,000        2,996,226

Greenwich Funding Corp. 6.55%,
11/9/00.................................      A-1+        5,360        5,352,198
Household Finance Corp. 6.49%,
11/9/00.................................      A-1+        5,000        4,992,789
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
COMMERCIAL PAPER--CONTINUED

American Home Products Corp. 6.48%,
11/13/00................................      A-1       $ 5,283   $    5,271,589

United Technologies Corp. 6.52%,
11/14/00................................      A-1         1,160        1,157,269

Preferred Receivables Funding Corp.
6.50%, 11/16/00.........................      A-1         4,000        3,989,167

AT&T Corp. 6.56%, 11/20/00..............      A-1+        4,310        4,295,078
Gannett Co., Inc. 6.50%, 11/21/00.......      A-1         2,650        2,640,430
AT&T Corp. 6.53%, 12/11/00..............      A-1+        3,420        3,395,186
                                                                  --------------
                                                                      67,642,388
                                                                  --------------

MEDIUM-TERM NOTES--0.2%
Associates Corporation of North America
6.48%, 11/29/00.........................       A+         2,678        2,664,503
--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $70,306,891)                                         70,306,891
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.4%
(IDENTIFIED COST $1,264,897,861)                       1,449,817,804(a)
Cash and receivables, less liabilities--0.6%               8,536,650
                                                      --------------
NET ASSETS--100.0%                                    $1,458,354,454
                                                      ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $241,788,670 and gross depreciation of $60,672,942 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purpose was $1,268,702,076.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities amounted to a value of $31,206,970 or 2.1% of net assets.
(d)  As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements                      57

Phoenix-Oakhurst Balanced Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $1,264,897,861)                            $1,449,817,804
Short-term investments held as collateral for loaned
  securities                                                         292,600
Cash                                                                  34,549
Receivables
  Dividends and interest                                           7,199,693
  Investment securities sold                                       3,958,623
  Fund shares sold                                                   256,151
Prepaid expenses                                                      11,604
                                                              --------------
    Total assets                                               1,461,571,024
                                                              --------------
LIABILITIES
Payables
  Collateral on securities loaned                                    292,600
  Fund shares repurchased                                          1,222,799
  Investment advisory fee                                            654,671
  Transfer agent fee                                                 414,327
  Distribution fee                                                   328,397
  Financial agent fee                                                 40,113
  Trustees' fee                                                       10,208
Accrued expenses                                                     253,455
                                                              --------------
    Total liabilities                                              3,216,570
                                                              --------------
NET ASSETS                                                    $1,458,354,454
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $1,095,591,472
Undistributed net investment income                                9,050,836
Accumulated net realized gain                                    168,792,203
Net unrealized appreciation                                      184,919,943
                                                              --------------
NET ASSETS                                                    $1,458,354,454
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,423,112,906)             80,735,210
Net asset value per share                                             $17.63
Offering price per share $17.63/(1-5.75%)                             $18.71
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $35,241,548)                 2,011,081
Net asset value and offering price per share                          $17.52

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Interest                                                      $   46,748,984
Dividends                                                          7,843,461
Security lending                                                     171,593
Foreign taxes withheld                                               (35,298)
                                                              --------------
    Total investment income                                       54,728,740
                                                              --------------
EXPENSES
Investment advisory fee                                            8,204,629
Distribution fee, Class A                                          3,758,792
Distribution fee, Class B                                            374,093
Financial agent fee                                                  490,930
Transfer agent                                                     2,225,898
Printing                                                             299,752
Custodian                                                            174,855
Professional                                                          43,041
Registration                                                          29,481
Trustees                                                              24,500
Miscellaneous                                                         41,507
                                                              --------------
    Total expenses                                                15,667,478
    Custodian fees paid indirectly                                   (12,007)
                                                              --------------
    Net expenses                                                  15,655,471
                                                              --------------
NET INVESTMENT INCOME                                             39,073,269
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  170,400,716
Net change in unrealized appreciation (depreciation) on
  investments                                                   (101,690,412)
                                                              --------------
NET GAIN ON INVESTMENTS                                           68,710,304
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  107,783,573
                                                              ==============

58                     See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                            Year Ended      Year Ended
                                             10/31/00        10/31/99
                                          --------------  --------------
FROM OPERATIONS
  Net investment income (loss)            $   39,073,269  $   35,863,854
  Net realized gain (loss)                   170,400,716      96,133,633
  Net change in unrealized appreciation
    (depreciation)                          (101,690,412)    121,818,561
                                          --------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                107,783,573     253,816,048
                                          --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A             (37,204,681)    (35,733,708)
  Net investment income, Class B                (712,273)       (587,211)
  Net realized gains, Class A                (92,529,024)    (59,145,470)
  Net realized gains, Class B                 (2,315,976)     (1,279,772)
                                          --------------  --------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (132,761,954)    (96,746,161)
                                          --------------  --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (2,417,466 and 3,094,136 shares,
    respectively)                             42,484,505      53,824,896
  Net asset value of shares issued from
    reinvestment of distributions
    (6,969,502 and 5,171,102 shares,
    respectively)                            121,515,449      87,493,618
  Cost of shares repurchased (15,755,639
    and 16,196,289 shares, respectively)    (277,625,446)   (282,470,843)
                                          --------------  --------------
Total                                       (113,625,492)   (141,152,329)
                                          --------------  --------------
CLASS B
  Proceeds from sales of shares (207,429
    and 404,309 shares, respectively)          3,630,967       7,032,370
  Net asset value of shares issued from
    reinvestment of distributions
    (164,554 and 102,012 shares,
    respectively)                              2,857,773       1,720,281
  Cost of shares repurchased (523,758
    and 373,100 shares, respectively)         (9,169,774)     (6,493,887)
                                          --------------  --------------
Total                                         (2,681,034)      2,258,764
                                          --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (116,306,526)   (138,893,565)
                                          --------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS     (141,284,907)     18,176,322
NET ASSETS
  Beginning of period                      1,599,639,361   1,581,463,039
                                          --------------  --------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $9,050,836 AND $7,143,938,
    RESPECTIVELY]                         $1,458,354,454  $1,599,639,361
                                          ==============  ==============

                       See Notes to Financial Statements                      59

Phoenix-Oakhurst Balanced Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS A
                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
                                                         2000            1999            1998            1997            1996
Net asset value, beginning of period                $   17.92       $   16.29       $   18.07       $   17.56       $   17.04
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           0.47            0.40            0.42            0.48            0.48
  Net realized and unrealized gain (loss)                0.77            2.25            0.90            2.38            1.46
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL FROM INVESTMENT OPERATIONS                   1.24            2.65            1.32            2.86            1.94
                                                    ---------       ---------       ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                  (0.44)          (0.39)          (0.40)          (0.48)          (0.49)
  Dividends from net realized gains                     (1.09)          (0.63)          (2.70)          (1.87)          (0.93)
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL DISTRIBUTIONS                               (1.53)          (1.02)          (3.10)          (2.35)          (1.42)
                                                    ---------       ---------       ---------       ---------       ---------
Change in net asset value                               (0.29)           1.63           (1.78)           0.51            0.52
                                                    ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                      $   17.63       $   17.92       $   16.29       $   18.07       $   17.56
                                                    =========       =========       =========       =========       =========
Total return(1)                                          7.13%          16.73%           8.68%          18.04%          12.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $1,423,113      $1,561,026      $1,548,475      $1,702,385      $1,897,306

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                     1.00%(2)        0.97%(2)        0.97%           0.98%           1.01%
  Net investment income                                  2.55%           2.19%           2.41%           2.65%           2.74%
Portfolio turnover rate                                    50%             57%            138%            206%            191%

                                                                                     CLASS B
                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
                                                         2000            1999            1998            1997            1996
Net asset value, beginning of period                $   17.85       $   16.25       $   18.04       $   17.54       $   17.01
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           0.33            0.27            0.30            0.35            0.35
  Net realized and unrealized gain (loss)                0.77            2.24            0.90            2.37            1.47
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL FROM INVESTMENT OPERATIONS                   1.10            2.51            1.20            2.72            1.82
                                                    ---------       ---------       ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                  (0.34)          (0.28)          (0.29)          (0.35)          (0.36)
  Dividends from net realized gains                     (1.09)          (0.63)          (2.70)          (1.87)          (0.93)
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL DISTRIBUTIONS                               (1.43)          (0.91)          (2.99)          (2.22)          (1.29)
                                                    ---------       ---------       ---------       ---------       ---------
Change in net asset value                               (0.33)           1.60           (1.79)           0.50            0.53
                                                    ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                      $   17.52       $   17.85       $   16.25       $   18.04       $   17.54
                                                    =========       =========       =========       =========       =========
Total return(1)                                          6.29%          15.84%           7.91%          17.13%          11.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $35,242         $38,613         $32,988         $30,216         $26,209

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                     1.75%(2)        1.72%(2)        1.72%           1.73%           1.76%
  Net investment income                                  1.80%           1.45%           1.66%           1.90%           1.96%
Portfolio turnover rate                                    50%             57%            138%            206%            191%

(1)  Maximum sales charge is not reflected in total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

60                     See Notes to Financial Statements

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Each Fund has distinct investment objectives. The Core Bond Fund seeks to provide both current income and capital appreciation. The Aggressive Growth Fund seeks appreciation of capital through the use of aggressive investment techniques. The Capital Growth Fund seeks a long-term appreciation of capital. The High Yield Fund seeks to provide high current income. The Money Market Fund seeks to provide as high a level of current income consistent with capital preservation and liquidity. The Balanced Fund seeks to provide reasonable income, long-term capital growth and conservation of capital.

  Each Series offers both Class A and Class B shares and, additionally, Core Bond Fund, High Yield Fund, and Money Market Fund offer Class C shares. Effective April 3, 2000, Class A shares of Aggressive Growth, Capital Growth and Balanced Fund are sold with a front-end sales charge of up to 5.75%. Prior to that date, the maximum sales charge for those funds was 4.75%. Class A shares of Core Bond and High Yield Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  The Money Market Fund uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Fund to maintain a constant net asset value of $1 per share.

  Certain securities held by the Funds were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At October 31, 2000, the total value of these securities represented approximately 8% and 6% of net assets of Core Bond Fund and High Yield Fund, respectively.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust does not amortize premiums except for the Money Market Fund, but does accrete discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each of the Funds is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (CONTINUED)

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each of the Funds, except the Core Bond and Money Market Fund, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

G. SECURITY LENDING:

  The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At October 31, 2000, the Trust had the following amounts of securities on loan and related collateral:

                                                        Value of
                                           Value of    Securities
                                          Collateral     on Loan
                                          -----------  -----------
Core Bond Fund..........................  $   551,050  $        --
Aggressive Growth Fund..................   29,049,710   27,889,200
Capital Growth Fund.....................    2,680,000    2,625,000
Balanced Fund...........................      292,600       68,438

H. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

I. OPTIONS:

  The Trust, except for the Core Bond and Money Market Fund, may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Fund, except for the Core Bond and Money Market Fund, may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  Each Fund may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (CONTINUED)

K. FORWARD CONTRACT LOAN TRANSACTIONS:

  The Fund may use forward contract loan transactions to gain exposure to the syndicated loan market. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the underlying loans.

L. SWAP AGREEMENTS:

  The Trust may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

  At October 31, 2000, the High Yield Fund had the following swap agreements outstanding:

                                                                Unrealized
                                                               Appreciation
Notional Amount                                               (Depreciation)
---------------                                               --------------
  $4,200,000...   Agreement with Morgan Stanley Capital         $1,133,333
                  Services Inc. terminating on November 1,
                  2004 to receive interest at 13.26% in
                  exchange for payment of 11.25% on
                  EUR 4,000,000
  $6,105,000...   Agreement with Morgan Stanley Capital          1,306,500
                  Services Inc. terminating on December
                  15, 2004 to receive interest at 9.64% in
                  exchange for payment of 7.625%
                  on EUR 6,000,000
  $5,261,160...   Agreement with Chase Manhattan Bank            1,263,197
                  terminating on December 15, 2004 to
                  receive interest at 12.09% in exchange
                  for payment of 10.00% on EUR 5,100,000
  $9,267,000...   Agreement with Morgan Stanley Capital          2,276,250
                  Services Inc. terminating on November
                  15, 2006 to receive interest at 11.07%
                  in exchange for payment of 9.25%
                  on EUR 9,000,000
  $4,890,000...   Agreement with Morgan Stanley Capital          1,047,273
                  Services Inc. terminating on March 15,
                  2008 to receive interest at 12.82% in
                  exchange for payment of 10.75% on EUR
                  5,000,000
                                                                ----------
                                                                $7,026,553
                                                                ==========

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for their services to the Trust, the Advisers, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), and Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd., formerly Phoenix, Duff & Phelps Corporation, which is an indirect majority owned

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (CONTINUED)

subsidiary of PHL are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series:

                                          1st $1    $1-2      $2+
Series                                    Billion  Billion  Billion
------                                    -------  -------  -------
Core Bond Fund..........................   0.45%    0.40%    0.35%
Aggressive Growth Fund..................   0.70%    0.65%    0.60%
Capital Growth Fund.....................   0.70%    0.65%    0.60%
High Yield Fund.........................   0.65%    0.60%    0.55%
Money Market Fund.......................   0.40%    0.35%    0.30%
Balanced Fund...........................   0.55%    0.50%    0.45%

  DPIM serves as investment adviser for the Core Bond Fund and PIC serves as investment advisor for the remaining funds within the Trust.

  The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% for Class A shares and 1.60% for Class B shares of the average of the aggregate daily net asset value.

  Roger Engemann & Associates, Inc. ("REA") is the subadvisor to the Aggressive Growth Fund and Capital Growth Fund. For its services, REA is paid a fee by the Adviser equal to 0.20% of the average daily net assets of the Aggressive Growth Fund up to $262 million, 0.35% of such value between $262 million and $1 billion, 0.325% of such value between $1 billion and $2 billion and 0.30% of such value in excess of $2 billion and a fee equal to 0.10% of the average daily net assets of the Capital Growth Fund up to $3 billion and 0.30% of such value in excess of $3 billion. REA is a wholly-owned subsidiary of Pasadena Capital Corporation which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., an indirect, majority-owned subsidiary of PHL.

  Phoenix Equity Planning Corporation (PEPCO), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained selling commissions of $414,834 for Class A shares, deferred sales charges of $863,884 for Class B shares and $5,550 for Class C shares, for the year ended October 31, 2000. In addition, each Series except the Money Market Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund; the distribution fee for the Money Market Fund is 0%, 0.75% and 1.00% for Class A, Class B and Class C, respectively. The distributor has advised the Trust that of the total amount expensed for the year ended October 31, 2000, $3,804,642 was earned by the Distributor, $11,759,604 was earned by unaffiliated participants, and $1,521,625 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  For the year ended October 31, 2000, the Trust paid PXP Securities Corp., a wholly owned subsidiary of Phoenix Investment Partners Ltd., brokerage commissions of $626,037 in connection with portfolio transactions effected by it.

  As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended October 31, 2000, financial agent fees were $2,225,727, of which PEPCO received $233,160. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company ("State Street") as sub-transfer agent. For the year ended October 31, 2000, transfer agent fees were $8,180,175 of which PEPCO retained $3,229,687 which is net of fees paid to State Street.

  At October 31, 2000, PHL and affiliates held Trust shares which aggregated the following:

                                                        Aggregate
                                                        Net Asset
                                            Shares        Value
                                          -----------  -----------
Core Bond Fund, Class A.................         356   $     3,154
Core Bond, Class C......................      11,705       103,472
Aggressive Growth Fund, Class B.........      15,904       479,188
High Yield Fund, Class A................         516         3,400
Money Market Fund, Class A..............  15,219,047    15,219,047
Money Market Fund, Class C..............     103,431       103,431

  In October, 1999, the Adviser voluntarily contributed capital to Phoenix-Engemann Capital Growth Fund in the amount of $4,720,017 as disclosed in the statement of changes. This contribution offset losses realized on the sale of certain securities by the Fund. The Adviser received no shares of beneficial interest or other consideration in exchange for this contribution which increased the net asset value of the Fund.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended October 31, 2000 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                            Purchases         Sales
                                          --------------  --------------
Core Bond Fund..........................  $   51,338,397  $   48,915,485
Agressive Growth Fund...................     997,110,984     924,853,265
Capital Growth Fund.....................   2,259,710,959   2,800,290,877
High Yield Fund.........................     323,054,142     356,550,115
Balanced Fund...........................     674,174,715     911,943,536

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (CONTINUED)

  Purchases and sales of U.S. Government and agency securities during the year ended October 31, 2000, aggregated the following:

                                           Purchases       Sales
                                          ------------  ------------
Core Bond Fund..........................  $148,911,638  $175,617,964
Balanced Fund...........................    72,440,319    98,298,113

4. FORWARD CURRENCY CONTRACTS

  As of October 31, 2000 the High Yield Fund had entered into the following forward currency contract which contractually obligates the Fund to receive currency at the specified date:

                                                                    Net
                                                                 Unrealized
                                      Settlement                Appreciation
Contract to receive  In Exchange for     Date        Value     (Depreciation)
-------------------  ---------------  ----------  -----------  --------------
Euros 36,012,000..   US$ 34,805,598      6/7/01   $30,791,591   $(4,014,007)

5. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

  High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

6. CAPITAL LOSS CARRYOVERS
  The following Funds have capital loss carryforwards which may be used to offset future capital gains.

                                           Core Bond    High Yield
Expiration Date                              Fund          Fund
---------------                           -----------  ------------
2002....................................  $ 5,893,108  $ 14,103,053
2003....................................           --    46,929,335
2004....................................    2,433,827            --
2006....................................           --     1,533,950
2007....................................    6,429,814    38,223,988
2008....................................    8,192,130    27,836,216
                                          -----------  ------------
Total...................................  $22,948,879  $128,626,542
                                          ===========  ============

7. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2000, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                        Capital paid
                                          Undistributed   Accumulated   in on shares
                                          net investment  net realized  of benefical
                                          income (loss)   gain (loss)     interest
                                          --------------  ------------  ------------
Core Bond Fund..........................   $   856,808     $(705,033)   $   (151,775)
Aggressive Growth Fund..................     3,240,741            --      (3,240,741)
Capital Growth Fund.....................    13,367,404      (812,115)    (12,555,289)
High Yield Fund.........................       579,229      (325,196)       (254,033)
Balanced Fund...........................       750,583      (151,383)       (599,200)

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended October 31, 2000, the following Funds distributed long-term capital gain dividends as follows:

Aggressive Growth Fund..................  $ 25,389,252
Capital Growth Fund.....................   357,926,703
Balanced Fund...........................    86,921,154

  For federal income tax purposes, 11.25% of the ordinary income dividends paid by the Balanced Fund qualify for the dividends received deduction for corporate shareholders.

             This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]

To the Board of Trustees and Shareholders of Phoenix Series Fund

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund (constituting Phoenix Series Fund, hereinafter referred to as the "Fund") at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2000

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of Phoenix Series Fund was held on May 16, 2000 to approve the following matters:

    1. Approve a new Rule 12b-1 Distribution Plan for Class B Shares.

    2. Approve a new Rule 12b-1 Distribution Plan for Class C Shares.

On the record date for this meeting, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

                                            SHARES     PERCENTAGE PRESENT
CLASS OF SHARES                           OUTSTANDING       BY PROXY
---------------                           -----------  ------------------
Phoenix-Duff & Phelps Core Bond Fund
  Class B                                    972,322           50.71%
Phoenix-Duff & Phelps Core Bond Fund
  Class C                                     20,698           55.29%
Phoenix-Engemann Aggressive Growth Fund
  Class B                                  1,696,992           50.39%
Phoenix-Engemann Capital Growth Fund
  Class B                                  3,715,987           50.19%
Phoenix-Goodwin High Yield Fund Class B    7,286,138           59.27%
Phoenix-Goodwin High Yield Fund Class C      392,643           58.60%
Phoenix-Goodwin Money Market Fund
  Class B                                 21,057,400           51.14%
Phoenix-Goodwin Money Market Fund
  Class C                                    924,125           77.94%
Phoenix-Oakhurst Balanced Fund Class B     2,147,853           51.97%

NUMBER OF VOTES

                                                  FOR      AGAINST    ABSTAIN
                                               ---------  ---------  ---------
1.   Approve a new Rule 12b-1 Distribution
       Plan for Class B Shares
           Phoenix-Duff & Phelps Core Bond       459,906    13,085      20,119
       Fund Class B
           Phoenix-Engemann Aggressive Growth    761,870    26,945      66,274
       Fund Class B
           Phoenix-Engemann Capital Growth     1,608,156    78,582     178,233
       Fund Class B
           Phoenix-Goodwin High Yield Fund     3,871,429   142,987     304,089
       Class B
           Phoenix-Goodwin Money Market Fund   9,310,426   276,720   1,180,903
       Class B
           Phoenix-Oakhurst Balanced Fund        920,602    74,583     121,005
       Class B
2.   Approve a new Rule 12b-1 Distribution
       Plan for Class C Shares
           Phoenix-Duff & Phelps Core Bond        11,443         0           0
       Fund Class C
           Phoenix-Goodwin High-Yield Fund       215,990     5,153       8,938
       Class C
           Phoenix-Goodwin Money Market Fund     720,235         0           0
       Class C

RESULTS OF SHAREHOLDER MEETINGS (UNAUDITED)

Special meetings of Shareholders of Phoenix-Oakhurst Income & Growth Fund were held on May 16, 2000 and August 17, 2000, respectively, to approve the following matters:

    1. Approve a new Rule 12b-1 Distribution Plan for Class B Shares.

    2. Approve an Agreement and Plan of Reorganization which provides for the reorganization of the Fund into a Delaware business trust.

On the record date of May 16, 2000, there were 142,382 Class B shares outstanding and 55.33% of the shares outstanding and entitled to vote were present by proxy.

On the record date of August 17, 2000, there were 6,364,204 shares outstanding and 57.81% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                                  FOR      AGAINST    ABSTAIN
                                               ---------  ---------  ---------
1.   Approve a new Rule 12b-1 Distribution        77,743     1,037          0
       Plan for Class B Shares
2.   Approve Amendment and Plan of             3,233,624   127,231          0
       Reorganization

PHOENIX FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Malcolm Axon, Vice President
Steven L. Colton, Vice President
Robert S. Driessen, Vice President
Christopher J. Kelleher, Vice President
James E. Mair, Vice President
William R. Moyer, Executive Vice President
Timothy P. Norman, Vice President
Christopher J. Saner, Vice President
Julie L. Sapia, Vice President
Andrew Szabo, Vice President
John S. Tilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management
(Phoenix-Duff & Phelps Core Bond Fund)
55 East Monroe Street
Chicago, IL 60603

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
World Wide Web address:
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION                      PRSRT STD
PO Box 150480                                           U.S. Postage
Hartford CT 06115-0480                                      PAID
                                                           Andrew
[LOGO] PHOENIX                                           Associates
       INVESTMENT PARTNERS




For more information about
Phoenix mututal funds, please call
your financial representative or
contact us at 1-800-243-4361 or
www.phoenixinvestments.com.














PXP 394 (12/00)